     As filed with the Securities and Exchange Commission on April 28, 2000

                                                               File Nos. 33-5819
                                                                        811-5034


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 POST-EFFECTIVE
                                AMENDMENT NO. 26
                                       AND
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 27



                         CITIFUNDS TAX FREE INCOME TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679


   PHILIP W. COOLIDGE, 21 MILK STREET, 5TH FLOOR, BOSTON, MASSACHUSETTS 02109
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
             ROGER P. JOSEPH, BINGHAM DANA LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


      It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------


                                                                  MAY 1, 2000


CitiFunds(SM)
California Tax Free
Income Portfolio
CITIBANK, N.A., INVESTMENT MANAGER
CLASS A AND CLASS B SHARES



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

FUND AT A GLANCE .......................................................     3


YOUR CITIFUNDS ACCOUNT .................................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    18
   HOW THE PRICE OF YOUR SHARES IS CALCULATED ..........................    19
   HOW TO SELL SHARES ..................................................    20
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   ACCOUNT INQUIRIES ...................................................    23
   DIVIDENDS ...........................................................    23
   TAX MATTERS .........................................................    24

MANAGEMENT OF THE FUND .................................................    27
   MANAGER .............................................................    27
   MANAGEMENT FEES .....................................................    28

MORE ABOUT THE FUND ....................................................    29
   PRINCIPAL INVESTMENT STRATEGIES .....................................    29
   RISKS ...............................................................    35

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX 1 .............................................................   B-1

APPENDIX 2 .............................................................   C-1
   TAXABLE EQUIVALENT YIELD TABLES .....................................   C-1

                                                                ----------------
                                                                FUND AT A GLANCE
                                                                ----------------

Fund at a Glance


          This summary briefly describes CitiFunds California Tax Free Income Portfolio and the principal risks of investing in it. For more information, see MORE ABOUT THE FUND on page 29.


CitiFunds(SM)
California Tax Free
Income Portfolio

          FUND GOAL

          The Fund's goal is to generate high levels of current income exempt from federal and California State personal income taxes and preserve the value of its shareholders' investment. Of course, there is no assurance that the Fund will achieve its goal.

          MAIN INVESTMENT STRATEGIES


          The Fund invests primarily in investment grade California municipal obligations which are municipal obligations that pay interest that is exempt from federal as well as California personal income tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. Under normal market conditions, the Fund invests at least 65% of its assets in these California municipal obligations. Issuers of these securities are usually located in California, but the securities can also be issued by Puerto Rico and other U.S. territories. Interest on these obligations is also exempt from the federal alternative minimum tax.


          When acceptable California municipal obligations are not available, the Fund may purchase other municipal obligations. The interest on these securities may be subject to California State personal income taxes. The Fund may also invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. However, under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax.

          The Fund may also invest in short-term debt securities that pay interest that is subject to federal and California State personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax including the federal alternative minimum tax.


          Certain securities held by the Fund may be covered by municipal bond insurance.

          The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the average dollar-weighted maturity of the securities held by the Fund is under 10 years.

          The Fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in CitiFunds California Tax Free Income Portfolio are described below. See page 35 for more information about risks.

          The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

            o NON-DIVERSIFIED FUND. The Fund is a non-diversified fund, which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular economic, business, regulatory or political event.


            o CALIFORNIA MUNICIPAL OBLIGATIONS. Because the Fund invests a high percentage of its assets in municipal obligations of issuers located in California, the Fund is more exposed to events that adversely affect issuers in California. As a result, this Fund has more risk than a broadly diversified fund.


              You should be aware that California has experienced difficulties in recent years and could do so again in the future. This could cause the Fund to lose money. If the Fund has difficulty finding high quality California municipal obligations to purchase, the amount of the Fund's income that is subject to California taxes could increase.

            o MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for California municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.


            o REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

            o INTEREST RATE RISK. In general, the prices of municipal
              securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.


            o INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

            o CREDIT RISK. Some issuers may not make payments on debt
              securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities.

            o PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers, or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

            o PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.


            o FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including Citibank's ability to accurately predict interest rate movements and the availability of liquid markets. If Citibank's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST


          You should consider investing in CitiFunds California Tax Free Income Portfolio if:


            o You seek tax-exempt income from your investments.

            o Your investment horizon is at least intermediate term --
              typically three years or longer.

            o Your income is subject to California State taxes.


          Don't invest in the Fund if:

            o You don't need your income to be tax exempt, or you're
              investing through a tax-deferred vehicle -- such as an IRA account.


            o Growth of principal is more important to you than current income.

            o You are not prepared to accept daily share price or income fluctuations and possible losses.

            o Your investment horizon is shorter term -- usually less than three years.


          Please keep in mind that an investment in any fixed income fund is not a complete investment program.


Fund Performance


          The following bar chart and table can help you evaluate the risks and performance of the Fund.

            o The bar chart shows changes in the Fund's performance from year to year for the calendar years indicated. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

            o The table compares the Fund's average annual returns for the periods indicated to those of a broad measure of market performance. Please remember that unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses or sales charges. The Fund's returns in the table reflect the maximum sales charge currently applicable.

            o In both the chart and table, the returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999. Prior to that date, there were no sales charges on the purchases or sale of Fund shares. The returns for Class A in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

            o Class B shares have been offered since January 4, 1999. Class
              B performance is lower than that shown for Class A shares, because of higher fund expenses and the effect of the contingent deferred sales charge.

            o The Fund's performance reflects certain fee waivers or
              reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. For current yield information, please call 800-625-4554 toll free, or contact your account representative.

CITIFUNDS CALIFORNIA TAX FREE INCOME PORTFOLIO

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A
(WITHOUT SALES CHARGE)


               1999                        (2.54)%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND'S HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

 ................................................................................
                                                            Quarter Ending
 ................................................................................
Highest  0.99%                                              March 31, 1999
 ................................................................................
Lowest  (2.97)%                                             June 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGE)
AS OF DECEMBER 31, 1999
 ................................................................................
                                                               Life of Fund
                                                                   Since
                                                   1 Year    November 2, 1998
 ................................................................................
Class A                                            (6.93)%        (5.01)%
 ................................................................................
Class B                                            (7.57)%          N/A
 ................................................................................
Lehman California 4 Years Plus Index               (3.65)%           *
--------------------------------------------------------------------------------

* Information regarding performance for this period is not available.

Current yield for Class A (for 30 day period ending December 31, 1999): 4.49%.

Tax equivalent yield for Class A (for 30 day period ending December 31,1999):
8.20%.

For up-to-date yield information, please call 800-625-4554 toll free, or contact your account representative.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
CITIFUNDS CALIFORNIA TAX FREE INCOME PORTFOLIO
 ................................................................................

SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT:
 ................................................................................
SHARE CLASS (Class descriptions begin on page 13)          CLASS A   CLASS B
 ................................................................................
Maximum Sales Charge (Load) Imposed on Purchases            4.50%      None
 ................................................................................
Maximum Deferred Sales Charge (Load)                        None(1)    4.50%(2)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS:
 ................................................................................
Management Fees                                             0.50%     0.50%
 ................................................................................
Distribution and/or Service (12b-1) Fees                    0.25%     0.75%
 ................................................................................
Other Expenses                                              0.66%     0.66%
 ................................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.41%     1.91%
--------------------------------------------------------------------------------

  * Because some of the Fund's expenses are expected to
    be waived or reimbursed, actual total operating expenses
    for the current fiscal year are estimated to be:
                                                            0.80%     1.30%

These fee waivers and reimbursements may be reduced or terminated at any time.


(1) Except for investment of $500,000 or more.
(2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 4.50% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.

--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

            o you invest $10,000 in the Fund for the time periods indicated;

            o you pay the maximum applicable sales charge;


            o you reinvest all dividends;

            o you then sell all your shares at the end of those periods --
              for Class B shares a number is also given showing your expenses if you held onto your shares; the example also shows the effects of the conversion of Class B shares to Class A shares after 8 years;

            o each investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

            o the Fund's operating expenses as shown in the table without waivers remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CITIFUNDS CALIFORNIA TAX FREE INCOME PORTFOLIO
 ................................................................................
                                    1 Year    3 Years    5 Years    10 Years
 ................................................................................
Class A                              $587       $876      $1,186     $2,065
 ................................................................................
Class B
 ................................................................................
  Assuming redemption at end of
    period                           $644       $900      $1,132     $2,101
 ................................................................................
  Assuming no redemption             $194       $600      $1,032     $2,101
--------------------------------------------------------------------------------

                                                          ----------------------
                                                          YOUR CITIFUNDS ACCOUNT
                                                          ----------------------

Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE:

            o Front-end load -- there is an initial sales charge of 4.50% or less

            o Lower sales charge rates for larger investments

            o Annual service fee of up to 0.25%

            o Lower annual expenses than Class B shares

          CLASS B AT A GLANCE:

            o No initial sales charge


            o The deferred sales charge declines from 4.50% to 1.00% over five years, and is eliminated if you hold your shares for six years or more


            o Annual distribution/service fee of up to 0.75%


            o Automatic conversion to Class A shares after 8 years


--------------------------------------------------------------------------------

          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/SERVICE FEES that are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial intermediaries such as broker/dealers that sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

--------------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

            o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.


            o The chart below also shows the amount of broker/dealer
              compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial intermediaries that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial intermediaries that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.


--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ................................................................................
Less than $25,000                   4.50%           4.71%           4.05%
 ................................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ................................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ................................................................................
$100,000 to less than $250,000      2.50%           2.56%           2.25%
 ................................................................................
$250,000 to less than $500,000      1.50%           1.52%           1.35%
 ................................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------


* A contingent deferred sales charge may apply in certain instances.
  See page 15.


            o After the initial sales charge is deducted from your
              investment, the balance of your investment is invested in the Fund.

            o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.


            o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.


              PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

            o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
              (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sales price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ................................................................................
1st year since purchase                           4.50%
 ................................................................................
2nd year since purchase                           4.00%
 ................................................................................
3rd year since purchase                           3.00%
 ................................................................................
4th year since purchase                           2.00%
 ................................................................................
5th year since purchase                           1.00%
 ................................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------


            o Financial intermediaries selling Class B shares receive a commission of 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial intermediaries also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.


            o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

            o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.


            o To ensure that you pay the lowest applicable CDSC, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.


            o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

            o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.


          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR REDUCTIONS


          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads


            o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in Appendix 1 to this Prospectus.


            o Reduced sales charge plan for qualified groups.

            o Right of Accumulation.

            o Letter of Intent.

          CDSC

            o Redemptions made within one year of the death of the
              shareholder.

            o Lump sum or other distributions from IRAs and certain other retirement accounts.

            o Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES


          Shares of CitiFunds California Tax Free Income Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

          If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund's transfer agent.


          HOW THE PRICE OF YOUR SHARES IS CALCULATED


          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets.


          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.


          You may make redemption requests in writing through the Fund's transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact the Fund's transfer agent or, if you hold your shares through a Service Agent, your Service Agent.


          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

            o shares representing capital appreciation and

            o shares representing the reinvestment of dividends and capital gain distributions

          will be sold first followed by

            o shares held for the longest period of time.


          You will receive your redemption proceeds in federal funds normally on the third business day after you sell your shares but in any event within seven days. However, your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          Your account balance with the Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, the Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

          REINSTATING RECENTLY SOLD SHARES


          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.


          You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of each fund the next time they are determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.


          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Class A shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares of certain other CitiFunds, subject to confirmation though a check of appropriate records and documentation.


          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available for exchange. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.


          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.


          ACCOUNT INQUIRIES

          Please contact your Service Agent. If you hold your shares through the transfer agent, please call 1-800-625-4554.

          DIVIDENDS


          The Fund declares dividends daily of substantially all of its net income (if any) from dividends and interest. The Fund pays these dividends monthly to its shareholders of record.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders semi-annually. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS


          This discussion of federal taxes is very general. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.


          TAXABILITY OF DISTRIBUTIONS; FEDERAL INCOME TAXES. You will not normally have to pay federal income taxes on distributions the Fund designates as attributable to interest on municipal obligations, that is, as "tax-exempt" dividends. Certain "tax-exempt" dividends may be subject to the federal alternative minimum tax, however.


          The Fund may also invest from time to time in taxable securities, or realize gains from transactions in securities. You will normally have to pay federal income taxes on the distributions not attributable to interest on municipal obligations which you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions, not designated as "tax-exempt" dividends, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.


          STATE AND LOCAL TAXES. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations may be exempt from certain state and local taxes. Except as noted below, Fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities.


          As long as at the end of each quarter of the Fund's fiscal year the Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's assets consists of California municipal obligations that, if held by an individual, would pay interest exempt from California taxation, shareholders of the Fund will be able to exclude from income, for California personal income tax purposes, dividends received from the Fund which are derived from income (less related expenses) from such California municipal obligations. These dividends must be designated as such by the Fund by written notice to shareholders within 60 days after the close of that fiscal year.


          The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          TAXATION OF TRANSACTIONS. If you sell your shares of the Fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you redeem your Fund shares after tax-exempt income has accrued but not yet been declared as a dividend, the portion of redemption proceeds representing that income may be taxed as a capital gain even though it would have been tax-exempt if it had been declared as a dividend prior to redemption. In addition, if you redeem your Fund shares within six months of their purchase, any short-term capital loss realized on redemption is disallowed to the extent of any dividends of tax-exempt income received during that period. You are responsible for any tax liabilities generated by your transaction.

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Management of the Fund

          MANAGER


          CitiFunds California Tax Free Income Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          John C. Mooney, CFA, is a Vice President of Citibank and has managed the Fund since its inception. Mr. Mooney joined Citibank in 1997 as a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. From 1994 to 1997, Mr. Mooney served as a Vice President and tax-exempt portfolio manager at SunAmerica. He has 12 years of investment management experience.

          MANAGEMENT FEES

          For the Fund's fiscal year ended December 31, 1999, Citibank received management fees totaling 0.05% of the Fund's average daily net assets, after waivers.

                                                             -------------------
                                                             MORE ABOUT THE FUND
                                                             -------------------

More About the Fund

          The Fund's goals, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES


          The Fund's principal investment strategies are described below. The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. The Fund's goals may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.


          Under normal market conditions, the Fund invests at least 65% of its assets in municipal obligations that pay interest that is exempt from federal and California State personal income taxes including the federal alternative minimum tax.

--------------------------------------------------------------------------------
          WHAT ARE MUNICIPAL OBLIGATIONS?

          Municipal obligations are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax.

          Longer term municipal obligations (municipal bonds) generally are issued to raise funds for construction or to retire previous debt. Short term obligations (municipal notes or commercial paper) may be issued to finance short term cash needs in anticipation of receipt of tax and other revenues.

          The Fund invests in both "general obligation" securities,
          which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" securities, which are payable only from revenues from a specific project or another revenue source.
--------------------------------------------------------------------------------

          The Fund invests without limit in different types of municipal obligations, including general obligation securities, revenue securities, private activity bonds, industrial revenue bonds and municipal lease obligations. Although the Fund is non-diversified, it seeks to limit its exposure to the housing, electrical utilities and hospital sectors by restricting its investment in any one of these sectors to 25% of the Fund's assets.

--------------------------------------------------------------------------------
          WHAT ARE MUNICIPAL LEASE OBLIGATIONS?

          Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase of equipment or facilities.
--------------------------------------------------------------------------------

          The Fund may invest in participation interests in municipal obligations that are issued by banks and other financial institutions and in variable rate demand notes. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted. As a result, these instruments do not offer the same opportunity for capital appreciation or loss as fixed rate investments.

--------------------------------------------------------------------------------
          WHAT ARE PARTICIPATION INTERESTS?

          In a participation interest, the bank sells undivided
          interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the
          holder can sell back to the issuer after a specified period.
--------------------------------------------------------------------------------

          The Fund may purchase municipal obligations under arrangements (called stand-by commitments) where they can sell the securities at an agreed-upon price and date under certain circumstances. The Fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Fund will set aside the assets to pay for these securities at the time of the agreement.

          When acceptable California municipal obligations are not available, the Fund may purchase other municipal obligations. The interest on these securities may be subject to California personal income taxes. The Fund also may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. However, under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax.

          The Fund may also invest in short-term debt securities that pay interest that is subject to federal and California State personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax including the federal alternative minimum tax.

          Citibank seeks to minimize the Fund's exposure to the risk of default by investing in debt securities that are:


            o Investment grade at the time of purchase (investment grade securities are those rated Baa or better by Moody's or BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality), or


            o Issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or

            o Obligations (including certificates of deposit, bankers'
              acceptances and repurchase agreements) of banks with at least $1 billion of assets.

          In addition, some of the bonds held in the Fund may be covered by municipal bond insurance, in which case an insurer may make principal and interest payments on the securities if the issuer fails to do so.


          The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the dollar-weighted average maturity of the securities held by the Fund is under 10 years.


          The Fund may use futures contracts in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities. The Fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the availability of liquid markets, and Citibank accurately predicting movements in interest rates.


          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality taxable money market and other short-term instruments, and may not be pursuing its investment goals.


          MANAGEMENT STYLE. CitiFunds California Tax Free Income Portfolio is managed by employing a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on California. Given this information, the portfolio managers develop expectations for the performance of short-, intermediate- and long-term bonds although they generally make only modest adjustments to reflect their interest rate expectations. Citibank seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.


          PORTFOLIO TURNOVER. The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows the Fund's historical portfolio turnover rate.


          BROKERAGE. Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS


          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals, which are not described here. More information about risks appears in the Fund's Statement of Additional Information. The Fund is designed for investors seeking current income that is exempt from federal and California State personal income taxes. Investors should be willing to accept fluctuations in the price of Fund shares and to bear the increased risk of an investment portfolio that is concentrated in obligations of the State of California and its political subdivisions. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them. You may lose money if you invest in this Fund.


          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          NON-DIVERSIFIED FUND. The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

          CALIFORNIA MUNICIPAL OBLIGATIONS. The Fund invests a high percentage of its assets in municipal obligations of issuers located in California. As a result, the Fund is more exposed to events that adversely affect issuers in California, and the Fund has more risk than a broadly diversified fund.


          You should be aware that California has experienced difficulties in recent years and could do so again in the future. This could cause the Fund to lose money. If the Fund has difficulty finding high quality California municipal obligations to purchase, the amount of the Fund's income that is subject to California taxes could increase.

          MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for California municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.


          REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

          MUNICIPAL LEASE OBLIGATIONS. When the Fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

          INTEREST RATE RISK. In general, the prices of municipal securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.


          INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

          CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell.

          PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

          PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.


          FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including Citibank's ability to accurately predict interest rate movements and the availability of liquid markets. If Citibank's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

          PARTICIPATION INTERESTS. The Fund's investments in participation interests are subject to the risk that the Fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

          ZERO COUPON OBLIGATIONS. Certain debt securities purchased by the Fund may be zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------
Financial Highlights


The financial highlights table is intended to help you understand the Fund's performance for the fiscal period indicated. Certain information reflects financial results for a single Class A and Class B Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions.) The information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the Annual Report which is incorporated by reference in the Statement of Additional Information and which is available upon request.

                                 CITIFUNDS CALIFORNIA TAX FREE INCOME PORTFOLIO
                                                      CLASS A
                                 ----------------------------------------------
                                                             November 2, 1998
                                                             (Commencement of
                                            Year end           Operations) to
                                   December 31, 1999        December 31, 1998
 ................................................................................
Net Asset Value, beginning of period          $10.08                   $10.00
 ................................................................................
Income From Operations:
Net investment income                          0.400                    0.069
Net realized and unrealized gain (loss) on
  investments                                 (0.650)                   0.080
 ................................................................................
    Total from operations                     (0.250)                   0.149
 ................................................................................
Less Dividends From:
Net investment income                         (0.400)                  (0.069)
 ................................................................................
Net Asset Value, end of period                $ 9.43                   $10.08
 ................................................................................
Total return (A)                               (2.54)%                   1.49%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)    $34,396                  $96,706
Ratio of expenses to average net assets           70%                       0%*
Ratio of net investment income to average
  net assets                                    4.06%                    4.16%*
Portfolio turnover                               116%                       1%

Note: If agents of the Fund had not voluntarily agreed to waive all of their fees for the period and the Sub-administrator had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share               $0.195                   $0.042
RATIOS:
Expenses to average net assets                  1.41%                    1.60%*
Net investment income to average net assets     3.35%                    2.56%*

  * Annualized.
 ** Not annualized.
(A) Total Return does not include the maximum sales charge of 4.50% effective January 4, 1999.

                                                            CITIFUNDS CALIFORNIA
                                                               TAX FREE INCOME
                                                                  PORTFOLIO
                                                                   CLASS B
                                                           --------------------
                                                               January 4, 1999
                                                                (Commencement
                                                              of Operations) to
                                                                December 31,
                                                                    1999
 ..............................................................................
Net Asset Value, beginning of period                               $11.43
 ..............................................................................
Income From Operations:
Net investment income                                               0.332
Net realized and unrealized gain (loss) on investments             (2.000)
 ..............................................................................
    Total from operations                                          (1.668)
 ..............................................................................
Less Dividends From:
Net investment income                                              (0.332)
 ..............................................................................
Net Asset Value, end of period                                     $ 9.43
 ..............................................................................
Total return(A)                                                     (3.22)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                          $ 1,206
Ratio of expenses to average net assets                              1.25%*
Ratio of net investment income to average net assets                 3.41%*
Portfolio turnover                                                    116%

Note: If agents of the Fund had not voluntarily agreed to waive all of their fees for the period and the Sub-administrator had not voluntarily assumed expenses, the net investment income per share and the ratios would have been as follows:

Net investment income per share                                    $0.263
RATIOS:
Expenses to average net assets                                       2.40%*
Net investment income to average net assets                          2.26%*

  * Annualized.
 ** Not annualized.
(A) Total Return does not include the maximum sales charge of 4.50% effective January 4, 1999.

                                                                      ----------
                                                                      APPENDIX 1
                                                                      ----------

Appendix 1

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

            [] tax exempt organizations under Section 501(c)(3-13) of the
               Internal Revenue Code

            [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

            [] accounts for which Citibank or any subsidiary or affiliate of
               Citibank performs investment advisory services or charges fees for acting as custodian

            [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent


            [] employees and retired employees of Citibank and its
               affiliates, CFBDS, Inc. and its affiliates, any Service Agent and its affiliates and certain other Fund service providers (including immediate families of any of the foregoing)


            [] investors participating in a fee-based or promotional
               arrangement sponsored or advised by Citibank or its affiliates

            [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

            [] employees of members of the National Association of
               Securities Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

            [] separate accounts used to fund certain unregistered variable annuity contracts

            [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

            [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

            [] employee benefit plans qualified under Section 401(k) of the
               Internal Revenue Code with accounts outstanding on January 4,
               1999


            [] employee benefit plans qualified under Section 401 of the
               Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)

            [] accounts associated with Copeland Retirement Programs

            [] investors purchasing $500,000 or more of Class A shares;
               however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

               o it is assumed that shares not subject to the contingent
                 deferred sales charge are the first redeemed followed by other shares held for the longest period of time

               o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

               o any applicable contingent deferred sales charge will be
                 deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

               o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

            [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

               o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

               o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

            [] an investor who has a business relationship with an
               investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

               o the investor redeems shares of another mutual fund sold
                 through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

               o the redemption is made within 60 days prior to the
                 investment in the Fund, and

               o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

                                                                      ----------
                                                                      APPENDIX 2
                                                                      ----------

Appendix 2

TAXABLE EQUIVALENT YIELD TABLES


RATES FOR 2000 UNDER FEDERAL PERSONAL AND CALIFORNIA STATE INCOME TAX LAW

If you are subject to income tax, you need to earn a higher taxable yield to achieve the same after-tax income, than you would if the yield were tax-exempt. The following tables show the approximate taxable yields which are equivalent to tax-exempt yields under 2000 federal personal income tax laws, and under the California State personal income tax laws described in the tables. If tax laws, rates or brackets are changed, the information in the table would be out of date. CitiFunds California Tax Free Income Portfolio expects that a substantial portion of its dividends will be exempt from federal personal income taxes. CitiFunds California Tax Free Income Portfolio also expects that a substantial portion of its dividends will be exempt from California personal income taxes. However, in reviewing the tables below, you should remember that the Fund may also pay dividends which are subject to federal, state and local personal income taxes.


FEDERAL TAX RATES

              Taxable Income*                 Income                             Federal Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
     Single 2000            Joint 2000        Bracket     2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ---------   ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250         $0 - $ 43,850    15.0%     2.35%   2.94%   3.53%   4.12%  4.71%  5.29%  5.88%  6.47%   7.06%    7.65%
  $ 26,251 - $ 63,550   $ 43,851 - $105,950    28.0%     2.78%   3.47%   4.17%   4.88%  5.56%  6.25%  6.94%  7.64%   8.33%    9.03%
  $ 63,551 - $132,600   $105,951 - $161,450    31.0%     2.90%   3.62%   4.35%   5.07%  5.80%  6.52%  7.25%  7.97%   8.70%    9.42%
  $132,601 - $288,350   $161,451 - $288,350    36.0%     3.13%   3.91%   4.69%   5.47%  6.25%  7.03%  7.81%  8.59%   9.38%   10.16%
  $288,351 & Over      $288,351 & Over         39.6%     3.31%   4.14%   4.97%   5.79%  6.62%  7.45%  8.28%  9.11%   9.93%   10.76%


* Net amount subject to Federal personal income tax after deductions and exemptions.

CALIFORNIA TAX RATES

              Taxable Income*                 Income                           California Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
   Single 1999***         Joint 1999***      Bracket**    2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ----------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250                          17.85%    2.43%   3.04%   3.65%   4.26%  4.87%  5.48%  6.09%   6.70%   7.30%   7.91%
                              $0 - $ 43,850    17.40%    2.42%   3.03%   3.63%   4.24%  4.84%  5.45%  6.05%   6.66%   7.26%   7.87%
  $ 26,251 - $ 63,550                          34.45%    3.05%   3.81%   4.58%   5.34%  6.10%  6.86%  7.63%   8.39%   9.15%   9.92%
                        $ 43,851 - $105,950    34.06%    3.03%   3.79%   4.55%   5.31%  6.07%  6.82%  7.58%   8.34%   9.10%   9.86%
  $ 63,551 - $132,600   $105,951 - $161,450    37.42%    3.20%   3.99%   4.79%   5.59%  6.39%  7.19%  7.99%   8.79%   9.59%  10.39%
  $132,601 - $288,350   $161,451 - $288,350    41.95%    3.45%   4.31%   5.17%   6.03%  6.89%  7.75%  8.61%   9.47%  10.34%  11.20%
  $288,351 & Over      $288,351 & Over         45.22%    3.65%   4.56%   5.48%   6.39%  7.30%  8.21%  9.13%  10.04%  10.95%  11.87%

  * Net amount subject to Federal and California personal income tax after deductions and exemptions.
 ** Effective combined federal and state tax bracket.
*** State rate based on the average state rate for the federal tax bracket. Combined Federal and California rate assumes itemization of state tax deduction. California tax rates are based on 1999 information since at this time 2000 information is not available.


          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.


          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI, reports, and other information about the Fund are also available on the Edgar Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov. or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.






SEC File Numbers: 811-5034                                           CFP/CAP/500

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------


                                                               MAY 1, 2000


CitiFunds(SM)
National Tax Free
Income Portfolio
CITIBANK, N.A., INVESTMENT MANAGER
CLASS A AND CLASS B SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

FUND AT A GLANCE .......................................................     3


YOUR CITIFUNDS ACCOUNT .................................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    18
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               19
   HOW TO SELL SHARES ..................................................    20
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   ACCOUNT INQUIRIES ...................................................    23
   DIVIDENDS ...........................................................    23
   TAX MATTERS .........................................................    24


MANAGEMENT OF THE FUND .................................................    27
   MANAGER .............................................................    27
   MANAGEMENT FEES .....................................................    28

MORE ABOUT THE FUND ....................................................    29
   PRINCIPAL INVESTMENT STRATEGIES .....................................    29
   RISKS ...............................................................    35

FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX 1 .............................................................   B-1

APPENDIX 2 .............................................................   C-1
   TAXABLE EQUIVALENT YIELD TABLE ......................................   C-1

                                                                ----------------
                                                                FUND AT A GLANCE
                                                                ----------------

Fund at a Glance

          This summary briefly describes CitiFunds National Tax Free Income Portfolio and the principal risks of investing in it. For more information, see MORE ABOUT THE FUND on page 29.

CitiFunds(SM)
National Tax Free
Income Portfolio

          FUND GOAL

          The Fund's goal is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment. Of course, there is no assurance that the Fund will achieve its goal.

          MAIN INVESTMENT STRATEGIES


          The Fund invests primarily in investment grade municipal obligations issued by a variety of states and localities. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The interest paid on these debt securities is free from federal income tax.


          Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal income taxes including the federal alternative minimum tax. These may include obligations of Puerto Rico and other U.S. territories.

          The Fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. When acceptable municipal obligations are not available, the Fund may also invest in short-term debt securities that pay interest that is subject to federal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax, including the federal alternative minimum tax.


          Certain securities held by the Fund may be covered by municipal bond insurance. Although the Fund also seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.

          The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the dollar-weighted average maturity of the securities held by the Fund is under 10 years.

          The Fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.


          MAIN RISKS


          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in CitiFunds National Tax Free Income Portfolio are described below. See page 35 for more information about risks.

          The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

            o NON-DIVERSIFIED FUND. The Fund is a non-diversified fund, which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. The Fund also may invest 25% or more of its assets in securities of issuers located in the same state, that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular economic, business, regulatory or political event.

            o MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.


            o REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

            o INTEREST RATE RISK. In general, the prices of municipal
              securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.


            o INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

            o CREDIT RISK. Some issuers may not make payments on debt
              securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities.

            o PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers, or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax- free fund.

            o PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.


            o FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including Citibank's ability to accurately predict interest rate movements and the availability of liquid markets. If Citibank's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          WHO MAY WANT TO INVEST


          You should consider investing in CitiFunds National Tax Free Income Portfolio if:


            o You seek tax-exempt income from your investments.

            o Your investment horizon is at least intermediate term --
              typically three years or longer.


          Don't invest in the Fund if:


            o You don't need your income to be tax exempt, or you're
              investing through a tax- deferred vehicle -- such as an IRA account.

            o Growth of principal is more important to you than current income.

            o You are not prepared to accept daily share price or income fluctuations and possible losses.


            o Your investment horizon is shorter term -- usually less than three years.

          Please keep in mind that an investment in any fixed income fund is not a complete investment program.

Fund Performance


          The following bar chart and table can help you evaluate the risks and performance of the Fund.

            o The bar chart shows changes in the Fund's performance from year to year for the calendar years indicated. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

            o The table compares the Fund's average annual returns for the periods indicated to those of a broad measure of market performance. Please remember that unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses or sales charges. The Fund's returns in the table reflect the maximum sales charge currently applicable.

            o In both the chart and table, the returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

            o Class B shares have been offered since January 4, 1999. Class
              B performance is lower than that shown for Class A shares, because of higher fund expenses and the effect of the contingent deferred sales charge.

            o The Fund's performance reflects certain fee waivers or
              reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. For current yield information, please call 1-800-625-4554 toll-free, or contact your account representative.

CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO

--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS - CLASS A
(WITHOUT SALES CHARGE)

               1996                         3.31%
               1997                        11.45%
               1998                        10.05%
               1999                        (3.86)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND'S HIGHEST AND LOWEST RETURNS
(WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ................................................................................
                                                            Quarter Ending
 ................................................................................
Highest  4.30%                                              June 30, 1997
 ................................................................................
Lowest  (2.59)%                                             June 30, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGE)
AS OF DECEMBER 31, 1999
 ................................................................................
                                                                Life of Fund
                                                                    Since
                                                                 August 17,
                                                      1 Year        1995
 ................................................................................
Class A                                               (8.19)%       5.23%
 ................................................................................
Class B                                               (8.79)%        N/A
 ................................................................................
Lehman Municipal 4 Years Plus Bond Index              (2.92)%         *
--------------------------------------------------------------------------------

*Information regarding performance for this period is not available.

Current yield for Class A (for 30 day period ending December 31, 1999):  4.67%

Tax equivalent yield for Class A (for 30 day period ending December 31,
1999):  7.73%

For up-to-date yield information, please call 800-625-4554 toll free, or contact your account representative.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO
 ..............................................................................

SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 13)          CLASS A   CLASS B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            4.50%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)                         None(1)    4.50%(2)
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..............................................................................
Management Fees                                             0.75%     0.75%
 ..............................................................................
Distribution and/or Service (12b-1) Fees                    0.25%     0.75%
 ..............................................................................
Other Expenses                                              0.20%     0.20%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.20%     1.70%
------------------------------------------------------------------------------
* Because some of the Fund's expenses were waived or
  reimbursed, actual total operating expenses for the
  prior year were:
                                                            0.80%     1.30%

 These fee waivers and reimbursements may be reduced or terminated at any time.

 (1) Except for investment of $500,000 or more.
 (2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 4.50% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
--------------------------------------------------------------------------------

          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

          o you invest $10,000 in the Fund for the time periods indicated;

          o you pay the maximum applicable sales charge;


          o you reinvest all dividends;

          o you then sell all your shares at the end of those periods -- for Class B shares a number is also given showing your expenses if you held onto your shares; the example also shows the effects of the conversion of Class B shares to Class A shares after 8 years;

          o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

          o the Fund's operating expenses as shown in the table without waivers remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------
CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO
 ..............................................................................
                                    1 Year     3 Years    5 Years   10 Years
 ..............................................................................
Class A                              $567       $814      $1,080     $1,839
 ..............................................................................
Class B
 ..............................................................................
  Assuming redemption at end of
    period                           $623       $836      $1,023     $1,875
 ..............................................................................
  Assuming no redemption             $173       $536      $  923     $1,875
--------------------------------------------------------------------------------

                                                          ----------------------
                                                          YOUR CITIFUNDS ACCOUNT
                                                          ----------------------

Your Citifunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE


            o Front-end load -- there is an initial sales charge of 4.50% or less

            o Lower sales charge rates for larger investments

            o Annual service fee of up to 0.25%

            o Lower annual expenses than Class B shares


          CLASS B AT A GLANCE


            o No initial sales charge

            o The deferred sales charge declines from 4.50% to 1.00% over five years, and is eliminated if you hold your shares for six years or more

            o Annual distribution/service fee of up to 0.75%

            o Automatic conversion to Class A shares after 8 years

--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?

          Both Class A and Class B shares have annual DISTRIBUTION/
          SERVICE FEES that are paid under a 12B-1 PLAN. These are
          fees, also called 12B-1 FEES, that are deducted from Fund
          assets and are used to compensate those financial
          intermediaries such as broker/dealers that sell fund shares and provide ongoing services to shareholders and to pay
          other marketing and advertising expenses. Because you pay
          these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.
--------------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

            o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.


            o The chart below also shows the amount of broker/dealer
              compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial intermediaries that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial intermediaries that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.


--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   4.50%           4.71%           4.05%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      2.50%           2.56%           2.25%
 ..............................................................................
$250,000 to less than $500,000      1.50%           1.52%           1.35%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------


*A contingent deferred sales charge may apply in certain instances. See page 15.


            o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

            o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.


            o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.


          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

            o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
              (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st   year since purchase                         4.50%
 ..............................................................................
2nd year since purchase                           4.00%
 ..............................................................................
3rd year since purchase                           3.00%
 ..............................................................................
4th year since purchase                           2.00%
 ..............................................................................
5th year since purchase                           1.00%
 ..............................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------


            o Financial intermediaries selling Class B shares receive a commission of 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial intermediaries also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.


            o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

            o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.


            o To ensure that you pay the lowest applicable CDSC, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.


            o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

            o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.


          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.


          SALES CHARGE WAIVERS OR REDUCTIONS

          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads


            o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in Appendix 1 to this Prospectus.


            o Reduced sales charge plan for qualified groups.

            o Right of Accumulation.

            o Letter of Intent.

          CDSC

            o Redemptions made within one year of the death of the shareholder.

            o Lump sum or other distributions from IRAs and certain other retirement accounts.

            o Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES


          Shares of CitiFunds National Tax Free Income Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

          If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund's transfer agent.


          HOW THE PRICE OF YOUR SHARES IS CALCULATED


          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets.


          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.


          You may make redemption requests in writing through the Fund's transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact the Fund's transfer agent or, if you hold your shares through a Service Agent, your Service Agent.


          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

            o shares representing capital appreciation and

            o shares representing the reinvestment of dividends and capital gain distributions

          will be sold first followed by

            o shares held for the longest period of time.


          You will receive your redemption proceeds in federal funds normally on the third business day after you sell your shares but in any event within seven days. However, your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          Your account balance with the Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, the Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

          REINSTATING RECENTLY SOLD SHARES


          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.


          You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of each fund the next time they are determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.


          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Class A shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares of certain other CitiFunds, subject to confirmation through a check of appropriate records and documentation.


          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available for exchange. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.


          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.


          ACCOUNT INQUIRIES

          Please contact your Service Agent. If you hold your shares through the transfer agent, please call 1-800-625-4554.

          DIVIDENDS


          The Fund declares dividends daily of substantially all of its net income (if any) from dividends and interest. The Fund pays these dividends monthly to its shareholders of record.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders semi-annually. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS


          This discussion of federal taxes is very general. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.


          TAXABILITY OF DISTRIBUTIONS; FEDERAL INCOME TAXES. You will not normally have to pay federal income taxes on distributions the Fund designates as attributable to interest on municipal obligations, that is, as "tax-exempt" dividends. Certain "tax-exempt" dividends may be subject to the federal alternative minimum tax, however.


          The Fund may also invest from time to time in taxable securities, or realize gains from transactions in securities. You will normally have to pay federal income taxes on the distributions not attributable to interest on municipal obligations which you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions, not designated as "tax-exempt" dividends, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.


          STATE AND LOCAL TAXES. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations may be exempt from certain state and local taxes. Fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities.

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          TAXATION OF TRANSACTIONS. If you sell your shares of the Fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you redeem your Fund shares after tax-exempt income has accrued but not yet been declared as a dividend, the portion of redemption proceeds representing that income may be taxed as a capital gain even though it would have been tax-exempt if it had been declared as a dividend prior to redemption. In addition, if you redeem your Fund shares within six months of their purchase, any short-term capital loss realized on redemption is disallowed to the extent of any dividends of tax-exempt income received during that period. You are responsible for any tax liabilities generated by your transaction.

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Management of the Fund

          MANAGER


          CitiFunds National Tax Free Income Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.

          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. "CitiFunds" is a service mark of Citicorp.

          Citibank and its affiliates, including their directors, officers or employees may have banking and investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          John C. Mooney, CFA, is a Vice President of Citibank and has managed the Fund since June 1997. Mr. Mooney joined Citibank in 1997 as a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. From 1994 to 1997, Mr. Mooney served as a Vice President and tax-exempt portfolio manager at SunAmerica. He has 12 years of investment management experience.

          MANAGEMENT FEES

          For the Fund's fiscal year ended December 31, 1999, Citibank received management fees totaling 0.36% of the Fund's average daily net assets, after waivers.

                                                             -------------------
                                                             MORE ABOUT THE FUND
                                                             -------------------

More About the Fund

          The Fund's goals, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES


          The Fund's principal investment strategies are described below. The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. The Fund's goals may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.


          Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. The Fund invests in municipal obligations issued by a variety of states and localities.

--------------------------------------------------------------------------------
          WHAT ARE MUNICIPAL OBLIGATIONS?

          Municipal obligations are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax.

          Longer term municipal obligations (municipal bonds) generally are issued to raise funds to finance public projects or to retire previous debt. Short term obligations (municipal notes or commercial paper) may be issued to finance short term cash needs in anticipation of receipt of tax and other revenues.

          The Fund invests in both "general obligation" securities,
          which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" securities, which are payable only from revenues from a specific project or another revenue source.
--------------------------------------------------------------------------------

          The Fund invests without limit in different types of municipal obligations, including general obligation securities, revenue securities, private activity bonds, industrial revenue bonds and municipal lease obligations. Although the Fund is non-diversified, it seeks to limit its exposure to the housing, electrical utilities and hospital sectors by restricting its investment in any one of these sectors to 25% of the Fund's assets.

--------------------------------------------------------------------------------
          WHAT ARE MUNICIPAL LEASE OBLIGATIONS?

          Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase of equipment or facilities.
--------------------------------------------------------------------------------

          The Fund may invest in participation interests in municipal obligations that are issued by banks and other financial institutions and in variable rate demand notes. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted. As a result, these instruments do not offer the same opportunity for capital appreciation or loss as fixed rate investments.

--------------------------------------------------------------------------------
          WHAT ARE PARTICIPATION INTERESTS?

          In a participation interest, the bank sells undivided
          interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the
          holder can sell back to the issuer after a specified period.
--------------------------------------------------------------------------------

          The Fund may purchase municipal obligations under arrangements (called stand-by commitments) where they can sell the securities at an agreed-upon price and date under certain circumstances. The Fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Fund will set aside the assets to pay for these securities at the time of the agreement.

          The Fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. When acceptable municipal obligations are not available, the Fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax including the federal alternative minimum tax.

          Citibank seeks to minimize the Fund's exposure to the risk of default by investing in debt securities that are:


            o Investment grade at the time of purchase (investment grade securities are those rated Baa or better by Moody's or BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality), or


            o Issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or

            o Obligations (including certificates of deposit, bankers'
              acceptances and repurchase agreements) of banks with at least $1 billion of assets.

          In addition, some of the bonds held in the Fund may be covered by municipal bond insurance, in which case an insurer may make principal and interest payments on the securities if the issuer fails to do so. Although the Fund also seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.


          The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the dollar-weighted average maturity of the securities held by the Fund is under 10 years.


          The Fund may use futures contracts in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities. The Fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the availability of liquid markets, and Citibank accurately predicting movements in interest rates.


          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality taxable money market and other short-term instruments, and may not be pursuing its investment goals.

          MANAGEMENT STYLE. CitiFunds National Tax Free Income Portfolio is managed using a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions throughout the United States. Then the portfolio managers compare specific regions and sectors to identify broad segments of the municipal market poised to benefit in this environment. The portfolio managers also closely study the yields and other characteristics of specific issues to identify attractive opportunities. Citibank uses a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.

          PORTFOLIO TURNOVER. The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows the Fund's historical portfolio turnover rate.


          BROKERAGE. Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS


          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals, which are not described here. More information about risks appears in the Fund's Statement of Additional Information. The Fund is designed for investors seeking current income that is exempt from federal income taxes. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them. You may lose money if you invest in this Fund.


          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          NON-DIVERSIFIED FUND. The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The Fund also may invest 25% or more of its assets in securities of issuers who are located in the same state, that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.


          MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.


          REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

          MUNICIPAL LEASE OBLIGATIONS. When the Fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

          INTEREST RATE RISK. In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.


          INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

          CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell.

          PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

          PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.


          FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including Citibank's ability to accurately predict interest rate movements and the availability of liquid markets. If Citibank's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

          PARTICIPATION INTERESTS. The Fund's investments in participation interests are subject to the risk that the Fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

          ZERO COUPON OBLIGATIONS. Certain debt securities purchased by the Fund may be zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights


The financial highlights table is intended to help you understand the Fund's performance for the fiscal periods indicated. Certain information reflects financial results for a single Class A and Class B Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions.) This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is incorporated by reference in the Statement of Additional Information and which is available upon request.



                                                                     CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO
                                           -----------------------------------------------------------------------------------------
                                                                          CLASS A                                      CLASS B
                                           ------------------------------------------------------------------     -----------------
                                                                                              August 17, 1995       January 4, 1999
                                                     Year Ended December 31,                    (Commencement         (Commencement
                                           ------------------------------------------       of Operations) to     of Operations) to
                                             1999        1998        1997        1996       December 31, 1995     December 31, 1999
 ...................................................................................................................................
Net Asset Value, beginning of  period      $11.43      $10.92      $10.34      $10.55                  $10.00            $11.43
 ...................................................................................................................................
Income From Operations:
Net investment income                       0.469       0.524       0.564       0.562                   0.187             0.385
Net realized and unrealized gain
  (loss) on investments                    (0.900)      0.549       0.586      (0.232)                  0.551            (0.889)
 ...................................................................................................................................
    Total from operations                  (0.431)      1.073       1.150       0.330                   0.738            (0.504)
 ...................................................................................................................................
Less Dividends From:
Net investment income                      (0.450)     (0.540)     (0.570)     (0.540)                 (0.188)           (0.377)
Net realized gain on investments           (0.009)     (0.023)       --          --                      --              (0.009)
 ...................................................................................................................................
    Total from distributions               (0.459)     (0.563)     (0.570)     (0.540)                 (0.188)           (0.386)
 ...................................................................................................................................
Net Asset Value, end of period             $10.54      $11.43      $10.92      $10.34                  $10.55            $10.54
 ...................................................................................................................................
Total return (A)                            (3.86)%     10.05%      11.45%       3.31%                   7.43%**          (4.49)%**



                                                                                                                --------------------
                                                                                                                FINANCIAL HIGHLIGHTS
                                                                                                                --------------------


                                                          CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO
                            ----------------------------------------------------------------------------------------------------
                                                                CLASS A                                              CLASS B
                            --------------------------------------------------------------------------         -----------------
                                                                                       August 17, 1995           January 4, 1999
                                             Year Ended December 31,                     (Commencement             (Commencement
                            ----------------------------------------------------     of Operations) to         of Operations) to
                                1999          1998           1997           1996      December 31, 1995        December 31, 1999
 ...................................................................................................................................
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)           $106,449      $259,447         $1,917         $2,060                 $1,306                   $6,953
Ratio of expenses to
  average net assets (B)        0.80%            0%          0.14%             0%                     0%                    1.30%*
Ratio of expenses to
  average net assets
  after fees paid
  indirectly (B)                0.81%            0%             0%             0%                     0%                    1.30%*
Ratio of net investment
  income to average net
  assets                        4.14%         4.49%          5.45%          5.42%                  5.20%*                   3.64%*
Portfolio turnover               112%           57%            55%            52%                     0%                     112%

Note: If agents of the Fund had not voluntarily agreed to waive all of their fees for the period, the expenses were not reduced for fees paid indirectly, the Sub-administrator had not voluntarily assumed expenses and had expenses been limited to that required by certain state securities law in 1995, the net investment income per share and the ratios would have been as follows:

Net investment income
  (loss) per share            $0.424        $0.364        $(0.229)       $(0.291)                $0.098                   $0.343
RATIOS:
Expenses to average net
  assets                        1.20%         1.37%          7.66%          8.23%                  2.50%*                   1.70%*
Net investment income
  (loss) to average net
  assets                        4.55%         3.12%         (2.21)%        (2.81)%                 2.70%*                   3.24%*


  * Annualized.

 ** Not annualized

(A) Total return does not include the maximum sales charge of 4.50% effective January 4, 1999.

(B) The expense ratios for the year ended December 31, 1995 and the periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset ar rangements with its service providers.

Appendix 1

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

           [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code

           [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

           [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

           [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent


           [] employees of and retired employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates, any Service Agent and its affiliates and certain other Fund service providers (including immediate families of any of the foregoing)

           [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

           [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

           [] employees of members of the National Association of Securities
              Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

           [] separate accounts used to fund certain unregistered variable annuity contracts

           [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

           [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

           [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999


           [] employee benefit plans qualified under Section 401 of the Internal
              Revenue Code, including salary reduction plans qualified under
              Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)


           [] accounts associated with Copeland Retirement Programs

           [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

               o it is assumed that shares not subject to the contingent
                 deferred sales charge are the first redeemed followed by other shares held for the longest period of time

               o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

               o any applicable contingent deferred sales charge will be
                 deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

               o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

           [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

               o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

               o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

           [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

               o the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

               o the redemption is made within 60 days prior to the investment in the Fund, and

               o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      ----------
                                                                      APPENDIX 2
                                                                      ----------

Appendix 2
TAXABLE EQUIVALENT YIELD TABLE


RATES FOR 2000 UNDER FEDERAL PERSONAL INCOME TAX LAW

If you are subject to income tax, you need to earn a higher taxable yield to achieve the same after-tax income, than you would if the yield were tax-exempt. The following table shows the approximate taxable yields which are equivalent to tax-exempt yields under 2000 federal personal income tax laws. If tax laws, rates or brackets are changed, the information in the table would be out of date. CitiFunds National Tax Free Income Portfolio expects that a substantial portion of its dividends will be exempt from federal personal income taxes. However, in reviewing the table below, you should remember that CitiFunds National Tax Free Income Portfolio may also pay dividends which are subject to federal, state and local personal income taxes.


FEDERAL TAX RATES


              Taxable Income*                 Income                              Federal Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
     Single 2000            Joint 2000        Bracket     2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------   -------    -----   -----   -----   -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250         $0 - $ 43,850    15.0%     2.35%   2.94%   3.53%   4.12%  4.71%  5.29%  5.88%  6.47%   7.06%    7.65%
  $ 26,251 - $ 63,550   $ 43,851 - $105,950    28.0%     2.78%   3.47%   4.17%   4.88%  5.56%  6.25%  6.94%  7.64%   8.33%    9.03%
  $ 63,551 - $132,600   $105,951 - $161,450    31.0%     2.90%   3.62%   4.35%   5.07%  5.80%  6.52%  7.25%  7.97%   8.70%    9.42%
  $132,601 - $288,350   $161,451 - $288,350    36.0%     3.13%   3.91%   4.69%   5.47%  6.25%  7.03%  7.81%  8.59%   9.38%   10.16%
  $288,351 & Over       $288,351 & Over        39.6%     3.31%   4.14%   4.97%   5.79%  6.62%  7.45%  8.28%  9.11%   9.93%   10.76%


*Net amount subject to Federal personal income tax after deductions and exemptions.

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.


          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI, reports, and other information about the Fund are also available on the Edgar Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.



-------------------------
SEC File Number: 811-5034                                           CFP-NAT 5/00

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------


                                                                     MAY 1, 2000


CitiFunds(SM)
New York Tax Free
Income Portfolio


CITIBANK, N.A., INVESTMENT MANAGER


CLASS A AND CLASS B SHARES



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of Contents

FUND AT A GLANCE .......................................................     3


YOUR CITIFUNDS ACCOUNT .................................................    13
   CHOOSING A SHARE CLASS ..............................................    13
   HOW TO BUY SHARES ...................................................    18
   HOW THE PRICE OF YOUR SHARES IS CALCULATED                               19
   HOW TO SELL SHARES ..................................................    20
   REINSTATING RECENTLY SOLD SHARES ....................................    22
   EXCHANGES ...........................................................    22
   ACCOUNT INQUIRIES ...................................................    23
   DIVIDENDS ...........................................................    23
   TAX MATTERS .........................................................    24


MANAGEMENT OF THE FUND .................................................    27
   MANAGER .............................................................    27
   MANAGEMENT FEES .....................................................    28


MORE ABOUT THE FUND ....................................................    29
   PRINCIPAL INVESTMENT STRATEGIES .....................................    29
   RISKS ...............................................................    34


FINANCIAL HIGHLIGHTS ...................................................   A-1

APPENDIX 1 .............................................................   B-1

APPENDIX 2 .............................................................   C-1
   TAXABLE EQUIVALENT YIELD TABLES .....................................   C-1

                                                                ----------------
                                                                FUND AT A GLANCE
                                                                ----------------

Fund at a Glance

          This summary briefly describes CitiFunds New York Tax Free Income Portfolio and the principal risks of investing in it. For more information, see MORE ABOUT THE FUND on page 29.

CitiFunds(SM)
New York Tax Free Income Portfolio

          FUND GOAL

          The Fund's goal is to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment. Of course, there is no assurance that the Fund will achieve its goal.

          MAIN INVESTMENT STRATEGIES


          The Fund invests primarily in investment grade New York municipal obligations which are municipal obligations that pay interest that is exempt from federal as well as New York State and New York City personal income tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. Under normal market conditions, the Fund invests at least 80% of its assets in these New York municipal obligations. Issuers of these securities are usually located in New York, but the securities can also be issued by Puerto Rico and other U.S. territories. Interest on these obligations is also exempt from the federal alternative minimum tax.

          When acceptable New York municipal obligations are not available, the Fund may purchase other municipal obligations. The interest on these securities may be subject to New York State or City personal income taxes. The Fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax.


          The Fund may also invest in short-term debt securities that pay interest that is subject to federal, New York State and New York City personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax, including the federal alternative minimum tax, or New York State or New York City personal income taxes.


          Certain securities held by the Fund may be covered by municipal bond insurance.

          The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the dollar-weighted average maturity of the securities held by the Fund is under 10 years.

          The Fund may use futures contracts, a common form of derivative, in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities.

          MAIN RISKS

          As with all mutual funds, you may lose money if you invest in this Fund. The principal risks of investing in CitiFunds New York Tax Free Income Portfolio are described below. See page 34 for more information about risks.

          The value of the Fund's shares will change daily as the value of its underlying securities change. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them.

           o NON-DIVERSIFIED FUND. The Fund is a non-diversified fund, which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular economic, business, regulatory or political event.


           o NEW YORK MUNICIPAL OBLIGATIONS. Because the Fund invests a high percentage of its assets in municipal obligations of issuers located in New York, the Fund is more exposed to events that adversely affect issuers in New York. As a result, this Fund has more risk than a broadly diversified fund.


             You should be aware that New York has experienced difficulties in recent years and could do so again in the future. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

           o MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for New York municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.


           o REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

           o INTEREST RATE RISK. In general, the prices of municipal securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.


           o INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.

           o CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund, causing a loss. Or, an issuer's financial condition may deteriorate, lowering the credit quality of a security and leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities.

           o PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers, or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

           o PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile.

           o FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including Citibank's ability to accurately predict interest rate movements and the availability of liquid markets. If Citibank's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

          Please note that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


          WHO MAY WANT TO INVEST


          You should consider investing in CitiFunds New York Tax Free Income Portfolio if:

           o You seek tax-exempt income from your investments.

           o Your investment horizon is at least intermediate term -- typically three years or longer.

           o Your income is subject to New York State or City taxes.

          Don't invest in the Fund if:

           o You don't need your income to be tax exempt, or you're investing through a tax-deferred vehicle -- such as an IRA account.

           o Growth of principal is more important to you than current income.

           o You are not prepared to accept daily share price or income fluctuations and possible losses.

           o Your investment horizon is shorter term -- usually less than three years.

          Please keep in mind that an investment in any fixed income fund is not a complete investment program.


Fund Performance


          The following bar chart and table can help you evaluate the risks and performance of the Fund.

           o The bar chart shows changes in the Fund's performance from year to year for the calendar years indicated. The chart and related information do not take into account any sales charges that you may be required to pay. Any sales charges will reduce your return.

           o The table compares the Fund's average annual returns for the periods indicated to those of a broad measure of market performance. Please remember that unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses or sales charges. The Fund's returns in the table reflect the maximum sales charge currently applicable.

           o In both the chart and table, the returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999. Prior to that date, there were no sales charges on the purchase or sale of Fund shares. The returns for Class A in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to the Class A shares.

           o Class B shares have been offered since January 4, 1999. Class B performance is lower than that shown for Class A shares, because of higher fund expenses and the effect of the contingent deferred sales charge.

           o The Fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the Fund's performance may go down.

          When you consider this information, please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. For current yield information, please call 800-625-4554 toll free, or contact your account representative.

CITIFUNDS NEW YORK TAX FREE INCOME PORTFOLIO


--------------------------------------------------------------------------------
ANNUAL TOTAL RETURNS -- CLASS A
(WITHOUT SALES CHARGE)

1990                      5.93%
1991                     12.34%
1992                      7.86%
1993                     12.03%
1994                     (7.47)%
1995                     17.89%
1996                      3.01%
1997                      9.62%
1998                      6.89%
1999                     (3.73)%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FUND'S HIGHEST AND LOWEST RETURNS (WITHOUT SALES CHARGE)
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART
 ..............................................................................
                                                            Quarter Ending
 ..............................................................................
Highest  6.98%                                              March 31, 1995
 ..............................................................................
Lowest  (5.98)%                                             March 31, 1994
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (WITH MAXIMUM SALES CHARGE)
AS OF DECEMBER 31, 1999
 ..............................................................................
                                                                Life of Fund
                                                                    Since
                                1 Year    5 Years  10 Years   September 8, 1986
 ..............................................................................
Class A                         (8.07)%    5.52%     5.70%          5.81%
 ..............................................................................
Class B                         (8.75)%     N/A       N/A             *
 ..............................................................................
Lehman Municipal Bond Index     (2.06)%    6.91%     6.89%            *
--------------------------------------------------------------------------------
*Information regarding performance for this period is not available.
Current yield for Class A (for 30 day period ending December 31, 1999): 4.74% Tax equivalent yield for Class A (for 30 day period ending December 31,
1999):  8.43%
For up-to-date yield information, please call 800-625-4554 toll free, or contact your account representative.

Fund Fees and Expenses

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
CITIFUNDS NEW YORK TAX FREE INCOME PORTFOLIO
 ..............................................................................
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
 ..............................................................................
SHARE CLASS (Class descriptions begin on page 13)          CLASS A   CLASS B
 ..............................................................................
Maximum Sales Charge (Load) Imposed on Purchases            4.50%      None
 ..............................................................................
Maximum Deferred Sales Charge (Load)                        None(1)    4.50%(2)
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
 ..............................................................................
Management Fees                                             0.75%     0.75%
 ..............................................................................
Distribution and/or Service (12b-1) Fees                    0.25%     0.75%
 ..............................................................................
Other Expenses                                              0.13%     0.13%
 ..............................................................................
TOTAL ANNUAL FUND OPERATING EXPENSES*                       1.13%     1.63%
------------------------------------------------------------------------------
* Because some of the Fund's expenses were waived or
  reimbursed, actual total operating expenses
  for the prior year were:                                  0.80%     1.30%
 These fee waivers and reimbursements may be reduced or terminated at any time.
 (1) Except for investment of $500,000 or more.
 (2) Class B shares have a contingent deferred sales charge (CDSC) which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC is 4.50% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
--------------------------------------------------------------------------------


          EXAMPLE

          This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that:

           o you invest $10,000 in the Fund for the time periods indicated;

           o you pay the maximum applicable sales charge;


           o you reinvest all dividends;

           o you then sell all your shares at the end of those periods -- for Class B shares a number is also given showing your expenses if you held onto your shares; the example also shows the effects of the conversion of Class B shares to Class A shares after 8 years;

           o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

           o the Fund's operating expenses as shown in the table without waivers remain the same.

          Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CITIFUNDS NEW YORK TAX FREE INCOME PORTFOLIO
 ..............................................................................
                                    1 Year     3 Years    5 Years   10 Years
 ..............................................................................
Class A                              $560       $793      $1,044     $1,763
 ..............................................................................
Class B
 ..............................................................................
  Assuming redemption at end of
    period                           $616       $814      $  987     $1,798
 ..............................................................................
  Assuming no redemption             $166       $514      $  887     $1,798
--------------------------------------------------------------------------------

                                                          ----------------------
                                                          YOUR CITIFUNDS ACCOUNT
                                                          ----------------------

Your CitiFunds Account

          CHOOSING A SHARE CLASS

          The Fund offers two share classes, Class A and Class B. Each class has its own sales charge and expense structure. Please read the information below carefully to help you decide which share class is best for you.

          CLASS A AT A GLANCE


           o Front-end load -- there is an initial sales charge of 4.50% or less

           o Lower sales charge rates for larger investments

           o Annual service fee of up to 0.25%

           o Lower annual expenses than Class B shares

          CLASS B AT A GLANCE

           o No initial sales charge

           o The deferred sales charge declines from 4.50% to 1.00% over five years, and is eliminated if you hold your shares for six years or more

           o Annual distribution/service fee of up to 0.75%

           o Automatic conversion to Class A shares after 8 years


--------------------------------------------------------------------------------
          WHAT ARE DISTRIBUTION/SERVICE FEES?


          Both Class A and Class B shares have annual DISTRIBUTION/ SERVICE FEES that are paid under a 12B-1 PLAN. These are fees, also called 12B-1 FEES, that are deducted from Fund assets and are used to compensate those financial intermediaries such as broker/dealers that sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time you may pay more than if you had paid other types of sales charges. For this reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

--------------------------------------------------------------------------------

          SALES CHARGES -- CLASS A SHARES

           o Class A shares are sold at net asset value plus a front- end, or initial, sales charge. The rate you pay goes down as the amount of your investment in Class A shares goes up. The chart below shows the rate of sales charge that you pay, depending on the amount that you purchase.


           o The chart below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees that financial intermediaries that sell shares of the Fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Financial intermediaries that sell Class A shares will also receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares sold by them.


--------------------------------------------------------------------------------
                                                                   BROKER/
                                 SALES CHARGE    SALES CHARGE      DEALER
                                  AS A % OF       AS A % OF      COMMISSION
AMOUNT OF                          OFFERING          YOUR         AS A % OF
YOUR INVESTMENT                     PRICE         INVESTMENT   OFFERING PRICE
 ..............................................................................
Less than $25,000                   4.50%           4.71%           4.05%
 ..............................................................................
$25,000 to less than $50,000        4.00%           4.17%           3.60%
 ..............................................................................
$50,000 to less than $100,000       3.50%           3.63%           3.15%
 ..............................................................................
$100,000 to less than $250,000      2.50%           2.56%           2.25%
 ..............................................................................
$250,000 to less than $500,000      1.50%           1.52%           1.35%
 ..............................................................................
$500,000 or more                    none*           none*        up to 1.00%
--------------------------------------------------------------------------------

*A contingent deferred sales charge may apply in certain instances. See page 15.


           o After the initial sales charge is deducted from your investment, the balance of your investment is invested in the Fund.

           o The sales charge may also be waived or reduced in certain circumstances, as described in "Sales Charge Waivers or Reductions" below. If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees.


           o If you invest at least $500,000 in the Fund, you do not pay any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% of the purchase price, or the sale price, whichever is less, if you sell within the first year. Under certain circumstances, waivers may apply. Other policies regarding the application of the CDSC are the same as for Class B shares. Please read the discussion below on Class B shares for more information.


          PLEASE NOTE: If you owned Fund shares prior to January 4, 1999, you may exchange those shares into Class A shares of other CitiFunds and other mutual funds managed by Citibank without paying any sales charge, subject to verification. Shares subject to the waiver include shares purchased prior to January 4, 1999, and any shares that represent capital appreciation or the reinvestment of dividends or capital gains distributions on those shares.

          SALES CHARGES -- CLASS B SHARES

           o Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge
             (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of your original purchase price (or the sales price, whichever is less), depending upon when you sell your shares.


--------------------------------------------------------------------------------
SALE DURING                             CDSC ON SHARES BEING SOLD
 ..............................................................................
1st year since purchase                           4.50%
 ..............................................................................
2nd year since purchase                           4.00%
 ..............................................................................
3rd  year since purchase                          3.00%
 ..............................................................................
4th year since purchase                           2.00%
 ..............................................................................
5th year since purchase                           1.00%
 ..............................................................................
6th year (or later) since purchase                 None
--------------------------------------------------------------------------------

           o Financial intermediaries selling Class B shares receive a commission of 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the CDSC. Financial intermediaries also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares that they have sold.


           o When you sell your shares, the CDSC will be based on either your original purchase price, or the sale price, whichever is less.

           o You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation.


           o To ensure that you pay the lowest applicable CDSC, the Fund will always use the Class B shares with the lowest CDSC to fill your sell requests.


           o You do not pay a CDSC at the time you exchange your Class B shares for Class B shares of certain CitiFunds -- any payment will be deferred until your Class B shares are redeemed.

           o If you acquired your Class B shares through an exchange from another fund managed or advised by Citibank, the date of your initial investment will be used as the basis of the CDSC calculations. If the rate of CDSC on the shares exchanged was higher than the rate of CDSC on your Fund shares, you will be charged the higher rate when you sell your Fund shares.


          The Fund's distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the distributor and may vary. Citibank may make similar payments under similar arrangements.

          SALES CHARGE WAIVERS OR
          REDUCTIONS


          You may reduce or eliminate your sales charge on shares if you qualify for certain waivers or elect to participate in certain programs. These include:

          Front-End Loads


           o Sales charge elimination for certain eligible purchasers, including certain tax-exempt organizations, certain employee benefit plans, certain entities or persons with a qualifying affiliation or relationship with Citibank, and, under certain circumstances, investors using the proceeds of a redemption from another mutual fund for their purchase of Class A shares. Further information about eligible purchasers may be found in Appendix 1 to this Prospectus.


           o Reduced sales charge plan for qualified groups.

           o Right of Accumulation.

           o Letter of Intent.

          CDSC

           o Redemptions made within one year of the death of the shareholder.

           o Lump sum or other distributions from IRAs and certain other retirement accounts.

           o Redemptions made under the Fund's Systematic Withdrawal Plan.

          You may learn more about the requirements for waiver or reduction and how the programs work by requesting a copy of the Fund's Statement of Additional Information, or by consulting with your account representative.

          AUTOMATIC CONVERSION OF CLASS B SHARES

          Class B shares automatically convert to Class A shares approximately eight years after purchase. If you acquired your shares through an exchange, the date of your initial investment will be used to determine your conversion date. You will receive the same dollar amount of Class A shares as the Class B shares converted. The price of Class A shares may be higher than Class B shares at the time of conversion, because of the lower expenses of Class A shares. Therefore, you may receive fewer Class A shares than the number of Class B shares converted.

          HOW TO BUY SHARES


          Shares of CitiFunds New York Tax Free Income Portfolio are offered continuously and purchases may be made Monday through Friday, except on certain holidays. Shares may be purchased from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the Fund. Please specify whether you are purchasing Class A or Class B shares. If you fail to specify, Class A shares will be purchased for your account. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

          Shares are purchased at net asset value (NAV) the next time it is calculated after your order is received and accepted by the Fund's transfer agent. NAV is the value of a single share of the Fund. If you are purchasing Class A shares, the applicable sales charge will be added to the cost of your shares. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

          Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

          If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. If you wish to transfer your account, you may transfer it to another financial institution, or you may set up an account directly with the Fund's transfer agent.


          HOW THE PRICE OF YOUR SHARES IS CALCULATED


          The Fund calculates its NAV every day the New York Stock Exchange is open for trading. This calculation is made at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. NAV is calculated separately for each class of shares. NAV may be higher for Class A shares because Class A shares bear lower expenses. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets.


          The Fund's securities are valued primarily on the basis of market quotations. When market quotations are not readily available, the Fund may price securities at fair value. Fair value is determined in accordance with procedures approved by the Fund's Board of Trustees. When the Fund uses the fair value pricing method, a security may be priced higher or lower than if the Fund had used a market quotation to price the same security.

          HOW TO SELL SHARES

          You may sell (redeem) your shares on any business day. The price will be the NAV the next time it is calculated after your redemption request in proper form has been received by the Fund's transfer agent. If your shares are subject to a CDSC, the applicable charge will be deducted from your sale proceeds.


          You may make redemption requests in writing through the Fund's transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. Each Service Agent is responsible for promptly submitting redemption requests to the Fund's transfer agent. You are responsible for making sure your redemption request is in proper form.

          The Fund has a Systematic Withdrawal Plan which allows you to automatically withdraw a specific dollar amount from your account on a regular basis. You must have at least $10,000 in your account to participate in this program. Under the Plan, if your shares are subject to a CDSC, you may only withdraw up to 10% of the value of your account in any year, but you will not be subject to a CDSC on the shares withdrawn under the Plan. For more information, please contact the Fund's transfer agent or, if you hold your shares through a Service Agent, your Service Agent.


          If you own both Class A and Class B shares, and want to sell shares, you should specify which class of shares you wish to sell. If you fail to specify, Class A shares will be redeemed first.

          When you sell your Class B shares, they will be redeemed so as to minimize your CDSC. Shares on which the CDSC is not payable, i.e.

           o shares representing capital appreciation and

           o shares representing the reinvestment of dividends and capital gain distributions will be sold first followed by

           o shares held for the longest period of time.


          You will receive your redemption proceeds in federal funds normally on the third business day after you sell your shares but in any event within seven days. However, your redemption proceeds may be delayed for up to ten days if your purchase was made by check. Your redemption proceeds may also be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

          Your account balance with the Fund may be subject to a $500 minimum. If so, the Fund reserves the right to close your account if it falls below $500 because of redemptions. You will have 60 days to make an additional investment. If you do not increase your balance, the Fund may close your account and send the proceeds to you. Your shares will be sold at NAV on the day your account was closed.

          REINSTATING RECENTLY SOLD SHARES


          For 90 days after you sell your Class A shares, the Fund permits you to repurchase Class A shares in the Fund, up to the dollar amount of shares redeemed, without paying any sales charges. To take advantage of this reinstatement privilege, you must notify the Fund in writing at the time you wish to repurchase the shares.

          EXCHANGES

          You may exchange Fund shares for shares of the same class of certain other CitiFunds. You may also be able to exchange your Class A shares for shares of certain CitiFunds that offer only a single class of shares unless your Class A shares are subject to a CDSC. You may not exchange Class B shares for shares of CitiFunds that offer only a single class of shares. You may also acquire Fund shares through an exchange from another fund managed by Citibank.


          You may place exchange orders through the transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. You may place exchange orders by telephone if your account application permits. The transfer agent or your Service Agent can provide you with more information, including a prospectus for any fund that may be acquired through an exchange.

          The exchange will be based on the relative NAVs of each fund the next time they are determined after your order is accepted by the Fund's transfer agent, subject to any applicable sales charge. You cannot exchange shares until the Fund has received payment in federal funds for your shares.


          When you exchange your Class A shares, you will generally be required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. However, if your Class A shares were purchased prior to January 4, 1999, you will not have to pay a sales charge when you exchange those shares for Class A shares of certain other CitiFunds, subject to confirmation through a check of appropriate records and documentation.


          When you exchange your Class B shares, you will not pay any initial sales charge, and no CDSC is imposed when your Class B shares are exchanged for Class B shares of certain other CitiFunds that are made available for exchange. However, you may be required to pay a CDSC when you sell those shares. The length of time that you owned Fund shares will be included in the holding period of your new Class B shares.


          The exchange privilege may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.


          ACCOUNT INQUIRIES

          Please contact your Service Agent. If you hold your shares through the transfer agent, please call 1-800-625-4554.

          DIVIDENDS


          The Fund declares dividends daily of substantially all of its net income (if any) from dividends and interest. The Fund pays these dividends monthly, to its shareholders of record.

          The Fund's net realized short-term and long-term capital gains, if any, will be distributed to Fund shareholders semi-annually. The Fund may also make additional distributions to shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

          Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

          TAX MATTERS


          This discussion of federal taxes is very general. You should consult your own tax adviser about your particular situation, and the status of your account under state and local laws.


          TAXABILITY OF DISTRIBUTIONS; FEDERAL INCOME TAXES. You will not normally have to pay federal income taxes on distributions the Fund designates as attributable to interest on municipal obligations, that is, as "tax-exempt" dividends. Certain "tax-exempt" dividends may be subject to the federal alternative minimum tax, however.


          The Fund may also invest from time to time in taxable securities, or realize gains from transactions in securities. You will normally have to pay federal income taxes on the distributions not attributable to interest on municipal obligations which you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other distributions, not designated as "tax-exempt" dividends, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December. Each year the Fund will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes.


          STATE AND LOCAL TAXES. Generally, you will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations may be exempt from certain state and local taxes. Except as noted below, Fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities.

          To the extent that dividends received from the Fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. Dividends from the Fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on Bank Corporations).

          BACKUP WITHHOLDING. The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

          TAXATION OF TRANSACTIONS. If you sell your shares of the Fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you redeem your Fund shares after tax-exempt income has accrued but not yet been declared as a dividend, the portion of redemption proceeds representing that income may be taxed as a capital gain even though it would have been tax-exempt if it had been declared as a dividend prior to redemption. In addition, if you redeem your Fund shares within six months of their purchase, any short-term capital loss realized on redemption is disallowed to the extent of any dividends of tax-exempt income received during that period. You are responsible for any tax liabilities generated by your transaction.

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Management of the Fund

          MANAGER


          CitiFunds New York Tax Free Income Portfolio draws on the strength and experience of Citibank. Citibank is the investment manager of the Fund, and subject to policies set by the Fund's Trustees, Citibank makes investment decisions. Citibank has been managing money since 1822. With its affiliates, it currently manages more than $351 billion in assets worldwide.


          Citibank, with headquarters at 153 East 53rd Street, New York, New York, is a wholly-owned subsidiary of Citigroup Inc. "CitiFunds" is a service mark of Citicorp.


          Citibank and its affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, Citibank does not obtain or use material inside information acquired by any division, department or affiliate of Citibank in the course of those relationships. Citibank and its affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

          John C. Mooney, CFA, is a Vice President of Citibank and has managed the Fund since June 1997. Mr. Mooney joined Citibank in 1997 as a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. From 1994 to 1997, Mr. Mooney served as a Vice President and tax-exempt portfolio manager at SunAmerica. He has 12 years of investment management experience.

          MANAGEMENT FEES

          For the Fund's fiscal year ended December 31, 1999, Citibank received management fees totaling 0.41% of the Fund's average daily net assets, after waivers.

                                                             -------------------
                                                             MORE ABOUT THE FUND
                                                             -------------------

More About the Fund

          The Fund's goals, principal investments and risks are summarized in FUND AT A GLANCE on page 3. More information on investments, investment strategies and risks appears below.

          PRINCIPAL INVESTMENT STRATEGIES


          The Fund's principal investment strategies are described below. The Fund may use other strategies and invest in other securities that are described in the Statement of Additional Information. However, the Fund may not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information. The Fund's goals may be changed without shareholder approval. Of course, there can be no assurance that the Fund will achieve its goals.

          The Fund invests primarily in municipal obligations that pay interest that is exempt from federal, New York State, and New York City personal income taxes including the federal alternative minimum tax.


--------------------------------------------------------------------------------
          WHAT ARE MUNICIPAL OBLIGATIONS?

          Municipal obligations are fixed and variable rate obligations issued by or on behalf of states and municipal governments, Puerto Rico and other U.S. territories, and their authorities, agencies, instrumentalities and political subdivisions, and by other qualifying issuers. The interest on these obligations is exempt from federal income tax.

          Longer term municipal obligations (municipal bonds) generally are issued to raise funds to finance public projects or to retire previous debt. Short term obligations (municipal notes or commercial paper) may be issued to finance short term cash needs in anticipation of receipt of tax and other revenues.

          The Fund invests in both "general obligation" securities,
          which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" securities, which are payable only from revenues from a specific project or another revenue source.
--------------------------------------------------------------------------------

          The Fund invests without limit in different types of municipal obligations, including general obligation securities, revenue securities, private activity bonds, industrial revenue bonds and municipal lease obligations. Although the Fund is non-diversified, it seeks to limit its exposure to the housing, electrical utilities and hospital sectors by restricting its investment in any one of these sectors to 25% of the Fund's assets.

--------------------------------------------------------------------------------
          WHAT ARE MUNICIPAL LEASE OBLIGATIONS?

          Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase of equipment or facilities.
--------------------------------------------------------------------------------

          The Fund may invest in participation interests in municipal obligations that are issued by banks and other financial institutions and in variable rate demand notes. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted. As a result, these instruments do not offer the same opportunity for capital appreciation or loss as fixed rate investments.

--------------------------------------------------------------------------------
          WHAT ARE PARTICIPATION INTERESTS?

          In a participation interest, the bank sells undivided
          interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the
          holder can sell back to the issuer after a specified period.
--------------------------------------------------------------------------------

          The Fund may purchase municipal obligations under arrangements (called stand-by commitments) where they can sell the securities at an agreed-upon price and date under certain circumstances. The Fund can also purchase securities under arrangements (called when-issued or forward-delivery basis) where the securities will not be delivered immediately. The Fund will set aside the assets to pay for these securities at the time of the agreement.

          The Fund may invest to a limited extent in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. When acceptable New York municipal obligations are not available, the Fund may purchase other municipal obligations. The interest on these securities may be subject to New York State or City personal income taxes. The Fund may also invest in short-term debt securities that pay interest that is subject to federal, New York State and New York City personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes, no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax, including the federal alternative minimum tax, or New York State or New York City personal income taxes.

          Citibank seeks to minimize the Fund's exposure to the risk of default by investing in debt securities that are:


           o Investment grade at the time of purchase (investment grade securities are those rated Baa or better by Moody's or BBB or better by Standard & Poor's, or which Citibank believes to be of comparable quality), or


           o Issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or

           o Obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets.

          In addition, some of the bonds held in the Fund may be covered by municipal bond insurance, in which case an insurer may make principal and interest payments on the securities if the issuer fails to do so.


          The Fund is permitted to invest in bonds with any maturity. However, the Fund's dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the Fund may invest so that the dollar-weighted average maturity of the securities held by the Fund is under 10 years.


          The Fund may use futures contracts in order to protect (or "hedge") against changes in interest rates or to manage the maturity or duration of fixed income securities. The Fund's ability to use futures contracts successfully depends on a number of factors, including futures contracts being available at prices that are not too costly, tax considerations, the availability of liquid markets, and Citibank accurately predicting movements in interest rates.


          DEFENSIVE STRATEGIES. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality taxable money market and other short-term instruments, and may not be pursuing its investment goals.

          MANAGEMENT STYLE. CitiFunds New York Tax Free Income Portfolio is managed with a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on the New York area. Given this information, the portfolio managers develop expectations for the performance of short-, intermediate- and long-term bonds although they generally make only modest adjustments to reflect their interest rate expectations. Citibank seeks to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that the security no longer fits within the managers' overall strategies for achieving the Fund's goals.

          PORTFOLIO TURNOVER. The Fund is actively managed. Although the portfolio managers attempt to minimize portfolio turnover, from time to time the Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to investors. Active trading may also increase the amount of commissions or mark-ups the Fund pays to brokers or dealers when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows the Fund's historical portfolio turnover rate.


          BROKERAGE. Citibank may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which Citibank exercises investment discretion. The Fund may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, the Fund will "pay up" only if Citibank determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which Citibank exercises investment discretion.

          RISKS


          Investing in a mutual fund involves risk. Before investing, you should consider the risks you will assume. Certain of these risks are described below. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals, which are not described here. More information about risks appears in the Fund's Statement of Additional Information. The Fund is designed for investors seeking current income that is exempt from federal, New York State and New York City personal income taxes. Investors should be willing to accept fluctuations in the price of Fund shares and to bear the increased risk of an investment portfolio that is concentrated in obligations of New York and its political subdivisions. The value of the Fund's shares will change daily as the value of its underlying securities changes. This means that your shares of the Fund may be worth more or less when you sell them than when you bought them. You may lose money if you invest in this Fund.


          Please remember that an investment in the Fund is not a deposit of Citibank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          NON-DIVERSIFIED FUND. The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the Fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

          NEW YORK MUNICIPAL OBLIGATIONS. The Fund invests a high percentage of its assets in municipal obligations of issuers located in New York. As a result, the Fund is more exposed to events that adversely affect issuers in New York, and the Fund has more risk than a broadly diversified fund.


          You should be aware that New York has experienced difficulties in recent years and could do so again in the future. This could cause the Fund to lose money. If the Fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the Fund's income that is subject to New York taxes could increase.

          MUNICIPAL MARKET RISK. There are special factors which may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities and supply and demand for New York municipal obligations. The Fund may invest in certain municipal securities, such as municipal lease obligations and industrial revenue bonds, that may have greater risks than ordinary municipal bonds.


          REVENUE OBLIGATION RISK. The Fund may invest in municipal obligations called revenue obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result, projects may not generate sufficient revenues to pay principal and interest on the Fund's revenue obligations.

          MUNICIPAL LEASE OBLIGATIONS. When the Fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.


          INTEREST RATE RISK. In general, the prices of municipal securities and other debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the Fund's share price to go down.

          INCOME RISK. If interest rates decline, the amount of income paid to you by the Fund as dividends may also decline.


          CREDIT RISK. Some issuers may not make payments on debt securities held by the Fund. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. If the credit quality of a security deteriorates below investment grade, the Fund may continue to hold this security, commonly known as a junk bond. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell.


          PORTFOLIO SELECTION. The success of the Fund's investment strategy depends in large part on the investment process. The portfolio managers may fail to pick securities that perform well because they are unable to predict accurately the direction of interest rates or to assess fundamental changes affecting the credit quality of issuers or other factors. In that case, you may lose money, or your investment may not do as well as an investment in another tax-free fund.

          PREPAYMENT AND EXTENSION RISK. The issuers of debt securities held by the Fund may be able to call a bond or prepay principal due on securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's share price more volatile. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.


          FUTURES CONTRACTS. Futures contracts are a common form of derivatives. The Fund's use of futures contracts, particularly for non-hedging purposes, may be risky. This practice could result in losses that are not offset by gains on other portfolio assets, causing the Fund's share price to go down. In addition, the Fund's ability to use futures contracts successfully depends on a number of factors, including Citibank's ability to accurately predict interest rate movements and the availability of liquid markets. If Citibank's predictions are wrong, the Fund could suffer greater losses than if it had not used futures contracts.

          PARTICIPATION INTERESTS. The Fund's investments in participation interests are subject to the risk that the Fund will not be considered the owner of the underlying municipal obligation. In that case, interest paid on the participation interest may not be exempt from federal, state, and local taxes.

          ZERO COUPON OBLIGATIONS. Certain debt securities purchased by the Fund may be zero coupon obligations. Zero coupon obligations pay no current interest. As a result, their prices tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's share price more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for Fund investors.

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                                                      --------------------
                                                                                                      FINANCIAL HIGHLIGHTS
                                                                                                      --------------------


Financial Highlights

The financial highlights table is intended to help you understand the Fund's performance for the fiscal periods indicated.
Certain information reflects financial results for a single Class A and Class B Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions.) The information has been audited by Deloitte & Touche LLP whose report, along with the
Fund's financial statements, is included in the Annual Report which is incorporated by reference in the Statement of
Additional Information and which is available upon request.

                                                          CITIFUNDS NEW YORK TAX FREE INCOME PORTFOLIO
                                         ----------------------------------------------------------------------------------
                                                                      CLASS A                                 CLASS B
                                         -----------------------------------------------------------    -------------------
                                                                                                           For the Period
                                                                                                          January 4, 1999
                                                              Year Ended December 31,                       (Commencement
                                         -----------------------------------------------------------    of Operations) to
                                             1999        1998        1997        1996           1995    December 31, 1999
 ...........................................................................................................................
Net Asset Value, beginning of period       $11.69      $11.42      $10.98      $11.25         $10.09               $11.69
 ...........................................................................................................................
Income From Operations:
Net investment  income                      0.514       0.487       0.594       0.585          0.607                0.412
Net realized and unrealized gain
  (loss) on investments                    (0.940)      0.282       0.431      (0.267)         1.153               (0.923)
 ...........................................................................................................................
    Total from operations                  (0.426)      0.769       1.025       0.318          1.760               (0.511)
 ...........................................................................................................................
Less Dividends From:
Net investment income                      (0.474)     (0.499)     (0.585)     (0.588)        (0.600)              (0.399)
 ...........................................................................................................................
Net Asset Value, end of period             $10.79      $11.69      $11.42      $10.98         $11.25               $10.78
 ...........................................................................................................................
Total return (A)                            (3.73)%      6.89%       9.62%       3.01%         17.89%               (4.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                             $224,144    $459,591     $75,978     $82,182        $90,264              $10,713
Ratio of expenses to average net
  assets                                     0.80%       0.80%       0.80%       0.80%          0.80%                1.30%*
Ratio of net investment income to
  average net assets                         4.40%       4.24%       5.31%       5.34%          5.62%                3.90%*
Portfolio turnover                             30%         17%         16%         47%            98%                  30%
Note: If agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated
and the expenses were not reduced for fees paid indirectly for the years ended after December 31, 1994, the net investment income per share and the ratios would have been as follows:
Net investment income per share            $0.465      $0.454      $0.540      $0.534         $0.555               $0.375

RATIOS:
Expenses to average net assets               1.13%       1.09%       1.28%       1.27%          1.27%                1.63%*
Net investment income to average
  net assets                                 4.07%       3.95%       4.83%       4.87%          5.15%                3.57%*
*  Annualized.

(A) Total Return does not include the maximum sales charges of 4.50% effective January 4, 1999.


                                                                      ----------
                                                                      APPENDIX 1
                                                                      ----------

Appendix 1

          CLASS A SHARES -- ELIGIBLE PURCHASERS

          Class A shares may be purchased without a sales charge by the following eligible purchasers:

           [] tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code

           [] trust accounts for which Citibank, N.A or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

           [] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

           [] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent


           [] employees and retired employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates, any Service Agent and its affiliates and certain other Fund service providers (including immediate families of any of the foregoing)


           [] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

           [] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

           [] employees of members of the National Association of Securities
              Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

           [] separate accounts used to fund certain unregistered variable annuity contracts

           [] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

           [] shareholder accounts established through a reorganization or similar form of business combination approved by the Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of the Fund or any other CitiFund at net asset value without a sales charge

           [] employee benefit plans qualified under Section 401(k) of the Internal Revenue Code with accounts outstanding on January 4, 1999


           [] employee benefit plans qualified under Section 401 of the Internal
              Revenue Code, including salary reduction plans qualified under
              Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in the Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)


           [] accounts associated with Copeland Retirement Programs

           [] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

                o it is assumed that shares not subject to the contingent
                  deferred sales charge are the first redeemed followed by other shares held for the longest period of time

                o all investments made during a calendar month will age one month on the last day of the month and each subsequent month

                o any applicable contingent deferred sales charge will be
                  deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

                o the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

           [] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

                o the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

                o the redemption has occurred no more than 60 days prior to the purchase of Class A shares of the Fund

           [] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

                o the investor redeems shares of another mutual fund sold
                  through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

                o the redemption is made within 60 days prior to the investment in the Fund, and

                o the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

Appendix 2
TAXABLE EQUIVALENT YIELD TABLES


RATES FOR 2000 UNDER FEDERAL PERSONAL, NEW YORK STATE AND NEW YORK CITY INCOME TAX LAW

If you are subject to income tax, you need to earn a higher taxable yield to achieve the same after-tax income, than you would if the yield were tax-exempt. The following tables show the approximate taxable yields which are equivalent to tax-exempt yields under 2000 federal personal income tax laws, and under the New York State and New York City personal income tax laws described in the tables. If tax laws, rates or brackets are changed, the information in the table would be out of date. CitiFunds New York Tax Free Income Portfolio expects that a substantial portion of its dividends will be exempt from federal personal income taxes. Similarly, CitiFunds New York Tax Free Income Portfolio expects a substantial portion of the dividends it pays will be exempt from New York State and New York City personal income taxes. However, in reviewing the tables below, you should remember that the Fund may also pay dividends which are subject to federal, state and local personal income taxes.

FEDERAL TAX RATES

              Taxable Income*                 Income                              Federal Tax-Exempt Yield
-------------------------------------------     Tax    --------------------------------------------------------------------------
     Single 2000            Joint 2000        Bracket   2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  --------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250         $0 - $ 43,850    15.0%   2.35%   2.94%   3.53%   4.12%  4.71%  5.29%  5.88%  6.47%   7.06%    7.65%
  $ 26,251 - $ 63,550   $ 43,851 - $105,950    28.0%   2.78%   3.47%   4.17%   4.88%  5.56%  6.25%  6.94%  7.64%   8.33%    9.03%
  $ 63,551 - $132,600   $105,951 - $161,450    31.0%   2.90%   3.62%   4.35%   5.07%  5.80%  6.52%  7.25%  7.97%   8.70%    9.42%
  $132,601 - $288,350   $161,451 - $288,350    36.0%   3.13%   3.91%   4.69%   5.47%  6.25%  7.03%  7.81%  8.59%   9.38%   10.16%
  $288,351 & Over       $288,351 & Over        39.6%   3.31%   4.14%   4.97%   5.79%  6.62%  7.45%  8.28%  9.11%   9.93%   10.76%


*Net amount subject to Federal personal income tax after deductions and exemptions.

                                                                                                                          ----------
                                                                                                                          APPENDIX 2
                                                                                                                          ----------

NEW YORK STATE TAX RATES


              Taxable Income*                 Income                             New York Tax-Exempt Yield
-------------------------------------------     Tax    --------------------------------------------------------------------------
    Single 2000**         Joint 2000***      Bracket**  2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  --------- ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250                          19.54%  2.49%   3.11%   3.73%   4.35%  4.97%  5.59%  6.21%   6.84%   7.46%   8.08%
                              $0 - $ 43,850    19.28%  2.48%   3.10%   3.72%   4.33%  4.96%  5.57%  6.19%   6.81%   7.43%   8.05%
  $ 26,251 - $ 63,550   $ 43,851 - $105,950    32.93%  2.98%   3.73%   4.47%   5.22%  5.96%  6.71%  7.45%   8.20%   8.95%   9.69%
  $ 63,551 - $132,600   $105,951 - $161,450    35.73%  3.11%   3.89%   4.67%   5.45%  6.22%  7.00%  7.78%   8.56%   9.34%  10.11%
  $132,601 - $288,350   $161,451 - $288,350    40.38%  3.35%   4.19%   5.03%   5.87%  6.71%  7.55%  8.39%   9.23%  10.06%  10.90%
  $288,351 & Over       $288,351 & Over        43.74%  3.55%   4.44%   5.33%   6.22%  7.11%  8.00%  8.89%   9.78%  10.66%  11.56%


  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined federal and state tax bracket.
*** State rate based on the average state rate for the federal tax bracket. Combined Federal and New York rate assumes itemization of state tax deduction.

NEW YORK STATE AND CITY TAX RATES


              Taxable Income*                 Income                            New York City Tax-Exempt Yield
-------------------------------------------     Tax     --------------------------------------------------------------------------
   Single 2000****        Joint 2000****     Bracket**   2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ---------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
        $0 - $ 26,250                          22.40%   2.58%   3.22%   3.87%   4.51%  5.15%  5.80%  6.44%   7.09%   7.73%   8.38%
                              $0 - $ 43,850    22.13%   2.57%   3.21%   3.85%   4.49%  5.14%  5.78%  6.42%   7.06%   7.71%   8.35%
  $ 26,251 - $ 63,550                          35.63%   3.11%   3.88%   4.66%   5.44%  6.21%  6.99%  7.77%   8.54%   9.32%  10.10%
                         $43,851 - $105,950    35.62%   3.11%   3.88%   4.66%   5.44%  6.21%  6.99%  7.77%   8.54%   9.32%  10.10%
  $ 63,551 - $132,600   $105,951 - $161,450    38.37%   3.25%   4.06%   4.67%   5.68%  6.49%  7.30%  8.11%   8.92%   9.74%  10.55%
  $132,601 - $288,350   $161,451 - $288,350    42.83%   3.50%   4.37%   5.25%   6.12%  7.00%  7.87%  8.75%   9.62%  10.50%  11.37%
  $288,351 & Over       $288,351 & Over        46.05%   3.71%   4.63%   5.56%   6.49%  7.41%  8.34%  9.27%  10.19%  11.12%  12.05%


   * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  ** Effective combined federal, state and city tax bracket.
**** State rate based on the average state rate for the federal tax bracket. City rate based on the average city rate for the federal tax bracket. Combined Federal, New York State and New York City rate assumes itemization of state tax deduction.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

          The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.


          Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

          The Annual and Semi-Annual Reports for the Fund list its portfolio holdings and describe performance.

          To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll-free 1-800-625-4554.


          The SAI, reports, and other information about the Fund are also available on the Edgar Database on the SEC Internet site at http://www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.




-------------------------
SEC File Number: 811-5034                                           CFP-NYT 5/00

                                                                  Statement of
                                                        Additional Information
                                                                   May 1, 2000


CITIFUNDS(SM) CALIFORNIA TAX FREE INCOME PORTFOLIO
CITIFUNDS(SM) NATIONAL TAX FREE INCOME PORTFOLIO
CITIFUNDS(SM) NEW YORK TAX FREE INCOME PORTFOLIO

    CitiFunds(SM) California Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, and CitiFunds(SM) New York Tax Free Income Portfolio (the "Funds") are series of CitiFunds Tax Free Income Trust (the "Trust"). The address and telephone number of the Trust are 21 Milk Street, 5th Floor, Boston, Massachusetts 02109, (617) 423-1679.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                         PAGE
-----------------                                                         ----


 1. The Trust ...........................................................    2
 2. Investment Objective and Policies ...................................    2
 3. Description of Permitted Investments and Investment Practices .......    3
 4. Investment Restrictions .............................................   12
 5. Performance Information .............................................   13
 6. Determination of Net Asset Value; Valuation of Securities ...........   17
 7. Additional Information on the Purchase and Sale of Fund Shares and
      Shareholder Programs ..............................................   17
 8. Management ..........................................................   24
 9. Portfolio Transactions ..............................................   30
10. Description of Shares, Voting Rights and Liabilities ................   31
11. Tax Matters .........................................................   32
12. Financial Statements ................................................   33
Appendix A -- Additional Information Concerning California Municipal
              Obligations ...............................................  A-1
Appendix B -- Additional Information Concerning New York Municipal
              Obligations ...............................................  B-1
Appendix C -- Description of Securities Ratings .........................  C-1
Appendix D -- Taxable Equivalent Yield Tables ...........................  D-1

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectuses dated May 1, 2000, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectuses. This Statement of Additional Information incorporates by reference the financial statements described on page 33 hereof. These financial statements can be found in the applicable Fund's Annual Report to Shareholders. An investor may obtain copies of the Funds' Prospectuses and Annual Reports without charge by calling toll-free 1-800-625-4554.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    CitiFunds Tax Free Income Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was called Landmark New York Tax Free Income Fund until its name was changed to Landmark Tax Free Income Funds effective October 21, 1993. Effective March 2, 1998, the Trust's name was changed to CitiFunds Tax Free Income Trust. This Statement of Additional Information describes CitiFunds California Tax Free Income Portfolio (the "California Fund"), CitiFunds National Tax Free Income Portfolio, (the "National Fund"), and CitiFunds New York Tax Free Income Portfolio, (the "New York Fund"), each of which is a separate series of the Trust. Prior to March 2, 1998, the National Fund was called Landmark National Tax Free Income Fund, and the New York Fund was called Landmark New York Tax Free Income Fund. References in this Statement of Additional Information to a "Prospectus" are to the applicable Fund's Prospectus dated May 1, 2000.


    Each Fund is a non-diversified mutual fund, which means that it is not limited by the Investment Company Act of 1940 (the "1940 Act") in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund intends, however, to comply with diversification requirements imposed on mutual funds by the Internal Revenue Code.

    Citibank, N.A. ("Citibank" or the "Manager") is the manager of each of the Funds. Citibank manages the investments of the Funds from day to day in accordance with each Fund's investment objective and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by CFBDS, Inc., the Funds' distributor ("CFBDS" or the "Distributor").

                    2.  INVESTMENT OBJECTIVE AND POLICIES
CALIFORNIA FUND

    The investment objective of the California Fund is to generate high levels of current income exempt from federal and California State personal income taxes and preserve the value of its shareholders' investment.

    The California Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ("Municipal Obligations") that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, at least 80% of the California Fund's net assets will be invested in Municipal Obligations under normal circumstances. At least 65% of the California Fund's total assets will be invested in Municipal Obligations the interest on which is exempt from both federal and California personal income taxes ("California Municipal Obligations") under normal circumstances. California Municipal Obligations include Municipal Obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

NATIONAL FUND

    The investment objective of the National Fund is to generate high levels of current income exempt from federal income taxes and preserve the value of its shareholders' investment.

    The National Fund seeks its objective by investing in Municipal Obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, at least 80% of the National Fund's assets will be invested in tax-exempt Municipal Obligations under normal circumstances.

NEW YORK FUND

    The investment objective of the New York Fund is to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and preserve the value of its shareholders' investment.

    The New York Fund seeks its objective by investing in Municipal Obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax ("New York Municipal Obligations"). As a fundamental policy, at least 80% of the New York Fund's assets will be invested in New York Municipal Obligations under normal circumstances. New York Municipal Obligations include Municipal Obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

GENERAL

    The investment objective of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that a Fund will achieve its investment objective.

    Each Fund's Prospectus contains a discussion of the principal investment strategies of that Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Prospectuses concerning the investment, policies and techniques of each Fund. Unless specifically designated, the policies described in this section and those described below under "Description of Permitted Investments and Investment Practices" are not fundamental and may be changed without shareholder approval.

    The Funds currently invest directly in securities. However, in the future, the Funds may invest in securities indirectly through one or more investment companies, to the extent permitted by applicable law. Shareholder approval is not needed to change the Funds' investment structure.

                  3.   DESCRIPTION OF PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    The Funds may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the Manager's investment strategies for each Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the Manager's opinion, make economic sense.

MUNICIPAL OBLIGATIONS

    Municipal Obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Indian tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

    The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by the Funds.

    Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

        1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

        2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

        3. Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

        4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

    Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's) and FITCH IBCA, Inc. ("Fitch") represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

    In determining the tax status of interest on Municipal Obligations, the Manager relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer.

RISK FACTORS AFFECTING CALIFORNIA

    The Trust intends to invest a high proportion of the California Fund's assets in Municipal Obligations of the State of California and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    The fiscal stability of the State of California is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.


    Investors in the California Fund should consider carefully the special risks inherent in investing in California Municipal Obligations. The State of California and other issuers of California Municipal Obligations have experienced severe financial difficulties. From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in the defense/aerospace industries and military base closures and a major drop in real estate construction. In December 1994, Orange County, California and its pooled investment funds filed for protection under the federal Bankruptcy Code. Orange County's financial difficulties could continue to adversely affect other issuers of California Municipal Obligations. Since the start of 1994, California's economy has been recovering and growing steadily stronger, to the point where the State's economic growth is outpacing the rest of the nation. A significant portion of the State's economic growth has been in industries, such as high technology and entertainment, that may be particularly sensitive to economic trends. In addition, such industries can be adversely affected by economic turmoil in foreign markets. After having been downgraded in 1994 as the result of the financial difficulties of the State of California, the credit ratings of certain of the State's obligations have been upgraded by certain rating agencies. There can be no assurance that the State's economic growth will continue or that credit ratings on obligations of the State of California and other California Municipal Obligations will not be downgraded again.


    Many of the California Fund's Municipal Obligations are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. Investors in the California Fund should consider the greater risks inherent in the California Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio.

    For further information concerning California Municipal Obligations, see Appendix A to this Statement of Additional Information. The summary set forth above and in Appendix A is included for purposes of providing a general description of California credit and financial conditions. This summary is based on information from statements, including preliminary statements, of issuers of California Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

RISK FACTORS AFFECTING NEW YORK

    The Trust intends to invest a high proportion of the New York Fund's assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.


    Investors in the New York Fund should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. These financial difficulties caused the credit ratings of certain New York Municipal Obligations to be downgraded by rating agencies. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the New York Fund may invest. Although the steady growth that has characterized the New York economy recently continued during 1999, a continuation of international financial and economic turmoil may result in a slowdown in the New York economy. There can be no assurance that credit ratings on obligations of New York State, New York City and other New York governmental authorities will not be downgraded further. Investors in the New York Fund should consider the greater risks inherent in the New York Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio.


    For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for purposes of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

PARTICIPATIONS IN MUNICIPAL LEASES

    Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

PARTICIPATION INTERESTS

    The Trust may purchase from banks on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds" credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds. The Trust will not invest more than 5% of either the National Fund or the New York Fund's total assets (taken at the greater of cost or market value) in participation interests.

OTHER DEBT SECURITIES

    Subject to the limitations set forth in each Fund's Prospectus, the Funds may also invest in short-term debt securities that pay interest that is subject to federal income taxes and State and city personal income taxes. These debt securities may be issued by companies, the U.S. Government, or agencies of the U.S. Government. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

SECURITIES RATED Baa OR BBB

    Each Fund may purchase securities rated Baa by Moody's or BBB by Standard & Poor's and securities of comparable quality, which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Appendix C contains a description of these ratings.

FLOATING AND VARIABLE RATE OBLIGATIONS

    Each Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result, variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate investments.

    Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Funds will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its operating policy limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund's custodian.

    The Funds' investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

    The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

FUTURES CONTRACTS

    Each Fund may use financial futures in order to protect itself from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are a common form of derivatives. Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors.

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts in the United States have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Futures contracts may also be traded on markets outside the U.S.

    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contract. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

    A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging, if correctly used, should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the Fund), they do not eliminate the risk of loss and at the same time the futures contracts may limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy or sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Manager's investment judgment about the general direction of interest rates or other economic factors is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on a Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that a Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit each Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.

    The Funds will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or liquid securities will be maintained by each Fund in a segregated account so that the amount so segregated, plus the applicable margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract. Finally, a Fund will not invest in futures contracts to the extent that such investment would be inconsistent with the Fund's investment policies which provide that, under normal circumstances, the National Fund and the California Fund will invest at least 80% of their assets in Municipal Obligations exempt from federal income taxes including the federal alternative minimum tax and the New York Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations (that is, obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax).

    The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases a Fund's potential for both gain and loss. As noted above, the Funds intend to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Funds.

    The use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."

STAND-BY COMMITMENTS

    When a Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks or broker-dealers with respect to the Municipal Obligations. Under a stand-by commitment, a bank or broker- dealer agrees to purchase at a Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. Each Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying security will generally be different from that of the commitment. In some cases it may not be possible to exercise rights under a stand-by commitment when the underlying Municipal Obligation is in default.

WHEN-ISSUED SECURITIES

    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond normal settlement times. In general, a Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Funds would take delivery of such securities, but the Fund may sell them before the settlement date. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, each Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). When the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Manager to be of good standing. In addition, a Fund could suffer a loss if the borrower terminates the loan and the Fund is forced to liquidate the investments in order to return the cash collateral to the buyer. The Manager will make loans only when, in the judgment of the Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. If the Manager determines to make loans, it is not intended that the value of the securities loaned by a Fund would exceed 30% of the market value of its total assets.

RULE 144A SECURITIES

    Each of the Funds may purchase securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act ("Rule 144A securities"). However, the National Fund will not invest more than 15%, and the California and New York Funds will not invest more than 10%, of their respective net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees of the Trust determines, based on the trading markets for a specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Manager the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The National Fund may invest up to 15%, and the California and New York Funds may invest up to 10%, of their respective net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

SHORT SALES "AGAINST THE BOX"

    In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities are maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    A Fund may make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but each Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

OTHER INVESTMENT COMPANIES

    Subject to applicable statutory and regulatory limitations, assets of the Funds may be invested in shares of other investment companies.

REPURCHASE AGREEMENTS


    Each of the Funds may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Fund are fully collateralized, with such collateral being marked to market daily. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, a Fund could experience a loss. Repurchase agreements may involve Municipal Obligations and other securities.


REVERSE REPURCHASE AGREEMENTS


    Each Fund may enter into reverse repurchase agreements subject to the Funds' investment restriction on borrowing. Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair a Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has changed, a Fund could experience a loss.


DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Funds may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The Trust, on behalf of each Fund, has adopted the following policies which cannot be changed without the approval of the holders of a majority of the applicable Fund's outstanding voting securities (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the outstanding voting securities of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy). The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


    None of the Funds may:


        (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

        (2) Underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a security.

        (3) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

        (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

        (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

        (6) Issue any senior security (as that term is defined in the 1940
    Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

    For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction (5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

    As an operating policy, the National Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund's policy is not fundamental and may be changed without shareholder approval.

    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for the Fund is not considered a violation of policy. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                         5.  PERFORMANCE INFORMATION

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

    Each Fund may provide its period, annualized, cumulative, and average annual "total rates of return" and "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a stated period, reflects any change in net asset value per share and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. Average annual total return figures represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable mutual fund would have to generate in order to produce an after-tax total rate of return equivalent to that of a Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of a Fund, the dividends from which are expected to be mostly exempt from federal income taxes with the total rates of return of funds the dividends from which are not so tax-exempt.

    A total rate of return quotation for each Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    Average annual total return is a measure of a Fund's performance over time. It is determined by taking a Fund's performance over a given period and expressing it as an average annual rate. The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 initial investment in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.


    Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of a period, deducting (as applicable) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period.

    Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.


    Each Fund may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable fund would have to generate in order to produce an after-tax yield equivalent to that of a Fund. The use of a tax equivalent yield allows investors to compare the yield of a Fund, the dividends from which are expected to be mostly exempt from federal income taxes with yields of funds the dividends from which are not so tax exempt. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

    Any current yield quotation of a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Any tax equivalent yield quotation of a Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.


    In computing total rates of return and yield quotations, all Fund expenses are included. However, fees that may be charged directly to a shareholder by that shareholder's broker dealer, Service Agent or other financial intermediaries are not included. Of course, any such fees will reduce the shareholder's net return on investment.

    Set forth below is average annual total rate of return information for the Class A and Class B shares of the Funds for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested. All outstanding shares of each Fund were designated Class A shares on January 4, 1999. Prior to January 4, 1999, there were no sales charges on the purchase or sale of the Funds' shares. The Class A share performance for past periods has therefore been adjusted to reflect the maximum sales charge currently in effect. The Funds offered Class B shares beginning January 4, 1999. For periods prior to that date, Class B share performance includes the performance of the applicable Fund's Class A shares, adjusted to take into account the deduction of the Class B contingent deferred sales charge, which declines over six years from 4.5% to 0%, rather than the initial sales charge applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A shares, this blended Class B share performance is higher than the performance of Class B shares would have been had Class B shares been offered for the entire period.

    Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they otherwise would have been.



                                                                                            REDEEMABLE VALUE
                                                                           AVERAGE         OF A HYPOTHETICAL
                                                                           ANNUAL          $1,000 INVESTMENT
                                                                         TOTAL RATE          AT THE END OF
                                                                          OF RETURN            THE PERIOD
                                                                          ---------            ----------
CITIFUNDS CALIFORNIA TAX FREE INCOME PORTFOLIO
CLASS A
November 2, 1998 (Commencement of Operations) to
  December 31, 1999 .................................................      (5.01)%             $  942.06
One Year Ended December 31, 1999 ....................................      (6.93)%             $  930.71

CLASS B
January 4, 1999 (Commencement of Operations) to
  December 31, 1999 .................................................      (7.57)%             $  924.29
One Year Ended December 31, 1999 ....................................      (7.58)%             $  924.24

CITIFUNDS NATIONAL TAX FREE INCOME PORTFOLIO
CLASS A
August 17, 1995 (Commencement of Operations) to
  December 31, 1999 .................................................       5.23%              $1,249.82
One Year Ended December 31, 1999 ....................................      (8.19)%             $  918.11

CLASS B
January 4, 1999 (Commencement of Operations) to
  December 31, 1999 .................................................      (8.79)%             $  912.14
One Year Ended December 31, 1999 ....................................      (8.79)%             $  912.09

CITIFUNDS NEW YORK TAX FREE INCOME PORTFOLIO
CLASS A
Ten Years Ended December 31, 1999 ...................................       5.70%              $1,740.52
Five Years Ended December 31, 1999 ..................................       5.52%              $1,308.14
One year Ended December 31, 1999 ....................................      (8.07)%             $  919.33

CLASS B
Ten Years Ended December 31, 1999 ...................................       5.15%              $1,651.77
Five Years Ended December 31, 1999 ..................................       4.94%              $1,272.74
One year Ended December 31, 1999 ....................................      (8.76)%             $  912.41
January 4, 1999 (Commencement of Operations) to December 31, 1999 ...      (8.75)%             $  912.46

    The yields of Class A shares for the 30-day period ended December 31, 1999 were 4.48% for the California Fund, 4.66% for the National Fund, and 4.73% for the New York Fund. The yields of the Class B shares for the 30-day period ended December 31, 1999 were 4.01% for the California Fund, 4.14% for the National Fund, and 4.22% for the New York Fund.

    The tax equivalent yields of Class A shares for the 30-day period ended December 31, 1999 were 8.20% for the California Fund, 7.73% for the National Fund, and 8.43% for the New York Fund. The tax equivalent yields of the Class B shares for the 30-day period ended December 31, 1999 were 7.32% for the California Fund, 6.85% for the National Fund, and 7.52% for the New York Fund. Tax equivalent yields are set forth in Appendix D.


    Comparative performance information may be used from time to time in advertising shares of the Funds, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Funds may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Funds may refer to or discuss current or past economic or financial conditions, developments and events.

    From time to time, each Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of a Fund's past or future performance.


    For advertising and sales purposes, the Funds will generally use the performance of Class A shares. Class A shares are sold at net asset value plus a current maximum sales charge of 4.50%. Performance will typically include this maximum sales charge for the purposes of calculating performance figures. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on January 4, 1999 will be actual performance, while performance prior to that date will be Class A performance, adjusted to reflect the differences in sales charges (but may not reflect the differences in fees and expenses) between the classes. For these purposes, it will be assumed that the maximum contingent deferred sales charge applicable to the Class B shares is deducted at the times, in the amount, and under the terms stated in the applicable Prospectus. Class B share performance generally would have been lower than Class A performance, had the Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.


                    6.  DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES


    The net asset value per share of each Fund is determined for each class on each day during which the New York Stock Exchange (the "Exchange") is open for trading ("Business Day"). As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the Transfer Agent prior to its calculation.


    Bonds and other fixed income securities (other than short-term obligations) held for each Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of any premiums.

             7.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Funds' Prospectuses, the Funds provide you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years as more fully described below.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

CLASS A SHARES


    You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the applicable Prospectus. You may qualify for a reduced sales charge depending upon the amount of your purchase, or the sales charge may be waived in its entirety, as described below under "Sales Charge Waivers." If you qualify to purchase Class A shares without a sales load, you should purchase Class A shares rather than Class B shares because Class A shares pay lower fees. Class A Shares are also subject to an annual service fee of .25%. See "Distributor." Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase on December 31, 1999 of Class A shares from a Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.



                                                             CALIFORNIA FUND      NATIONAL FUND       NEW YORK FUND
                                                             ---------------      -------------       -------------
Net Asset Value per share .................................       $9.43               $10.54              $10.79
Per Share Sales Charge -- 4.50% of public offering price
  (4.71% of net asset value per share) ....................       $0.44               $ 0.50              $ 0.51
Per Share Offering Price to the Public ....................       $9.87               $11.04              $11.30


    A Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

    The front-end sales charge for Class A shares expressed as a percentage of offering price and net asset value, and the dealer reallowance expressed as a percentage of the offering price is set forth in the table below. Each Fund has established certain shareholder programs that may permit you to take advantage of the lower rates available for larger purchases, as described under "Shareholder Programs" below.

                                                         SALES CHARGE               SALES CHARGE            DEALER REALLOWANCE
AMOUNT OF                                                  AS A % OF                  AS A % OF                  AS A % OF
INVESTMENT                                              OFFERING PRICE               INVESTMENT               OFFERING PRICE
----------                                              --------------               ----------               --------------
Less than $25,000 ................................           4.50%                      4.71%                      4.05%
$25,000 to less than $50,000 .....................           4.00%                      4.17%                      3.60%
$50,000 to less than $100,000 ....................           3.50%                      3.63%                      3.15%
$100,000 to less than $250,000 ...................           2.50%                      2.56%                      2.25%
$250,000 to less than $500,000 ...................           1.50%                      1.52%                      1.35%
$500,000 or more .................................           none*                      none*                   up to 1.00%

----------
* A contingent deferred sales charge may apply in certain instances. See "Sales  Charge Waivers -- Class A" below.

CLASS B SHARES

    Class B shares are sold without a front-end, or initial, sales charge, but you are charged a contingent deferred sales charge (CDSC) when you sell shares within five years of purchase. The rate of CDSC goes down the longer you hold your shares. The table below shows the rates that you pay, as a percentage of the purchase price (or the sale price, whichever is less), depending upon when you sell your shares.

SALE DURING                                            CDSC ON SHARES BEING SOLD
-----------                                            -------------------------

1st year since purchase                                          4.50%
2nd year since purchase                                          4.00%
3rd year since purchase                                          3.00%
4th year since purchase                                          2.00%
5th year since purchase                                          1.00%
6th year (or later) since purchase                               None

    Class B shares pay distribution/service fees of up to 0.75% of the average daily net assets represented by the Class B shares. The Distributor pays commissions to brokers, dealers and other institutions of 4.00% of the offering price of Class B shares sold by these entities. These commissions are not paid on exchanges from other CitiFunds or on sales of Class B shares to investors exempt from the CDSC. The Distributor is compensated for these payments through the receipt of the ongoing distribution fees from a Fund, and through the CDSC, if any. The Distributor will also advance the first year service fee to dealers at an annual rate equal to 0.25% of the average daily net assets represented by Class B shares sold by them. As a result, the total amount paid to a dealer upon the purchase of Class B shares may be a maximum of 4.25% of the purchase price of the Class B shares.

    When you sell your shares, the CDSC will be based on either your purchase price, or the sale price, whichever is less. You do not pay a CDSC on shares acquired through reinvestment of dividends and capital gain distributions or on shares representing capital appreciation. Each Fund will assume that a redemption of Class B shares is made:

    [ ] first, of Class B shares representing capital appreciation

    [ ] next, of shares representing the reinvestment of dividends and capital gains distributions

    [ ] finally, of other shares held by the investor for the longest period of time.

Under certain circumstances, as set forth below in "Sales Charge Waivers," the CDSC will be waived.

    The holding period of Class B shares of a Fund acquired through an exchange with another CitiFund will be calculated from the date that the Class B shares were initially acquired in the other CitiFund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in the other fund. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.


ADDITIONAL DEALER CONCESSIONS

    From time to time, the Distributor or Citibank, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Distributor or Citibank may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds, and/or other dealer-sponsored events. From time to time, the Distributor or Citibank may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


SALES CHARGE WAIVERS

    In certain circumstances, the initial sales charge imposed on purchases of Class A shares, and the CDSC imposed upon sales of Class A or Class B shares, are waived. Waivers are generally instituted in order to promote good will with persons or entities with which Citibank or the Distributor or their affiliates have business relationships, or because the sales effort, if any, involved in making such sales is negligible, or, in the case of certain CDSC waivers, because the circumstances surrounding the sale of Fund shares were not foreseeable or voluntary. These sales charge waivers may be modified or discontinued at any time.

CLASS A -- FRONT-END SALES CHARGE

o Reinvestment. The sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions.

o Eligible  Purchasers.  Class A shares may be purchased  without a sales charge by:

    [ ] tax exempt organizations under Section 501(c)(3-13) of the Internal
        Revenue Code

    [ ] trust accounts for which Citibank or any subsidiary or affiliate of Citibank acts as trustee and exercises discretionary investment management authority

    [ ] accounts for which Citibank or any subsidiary or affiliate of Citibank performs investment advisory services or charges fees for acting as custodian

    [ ] directors or trustees (and their immediate families), and retired directors or trustees (and their immediate families), of any investment company for which Citibank or any subsidiary or affiliate of Citibank serves as the investment adviser or as a service agent


    [ ] employees or retired employees of Citibank and its affiliates, CFBDS, Inc. and its affiliates or any Service Agent and its affiliates (including immediate families of any of the foregoing)


    [ ] investors participating in a fee-based or promotional arrangement sponsored or advised by Citibank or its affiliates

    [ ] investors participating in a rewards program that offers Fund shares as an investment option based on an investor's balances in selected Citigroup Inc. products and services

    [ ] employees of members of the National Association of Securities
        Dealers, Inc., provided that such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase

    [ ] separate accounts used to fund certain unregistered variable annuity contracts

    [ ] direct rollovers by plan participants from a 401(k) plan offered to Citigroup employees

    [ ] shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other CitiFund or mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) the terms of which entitle those shareholders to purchase shares of a Fund or any other CitiFund at net asset value without a sales charge

    [ ] employee benefit plans qualified under Section 401(k) of the Internal
        Revenue Code with accounts outstanding on January 4, 1999


    [ ] employee benefit plans qualified under Section 401 of the Internal
        Revenue Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to minimum requirements as may be established by CFBDS with respect to the amount of purchase; currently, the amount invested by the qualified plan in a Fund or in any combination of CitiFunds must total a minimum of $1 million (qualified plans investing through certain programs sponsored by Citibank or its affiliates are not subject to this minimum)


    [ ] accounts associated with Copeland Retirement Programs

    [ ] investors purchasing $500,000 or more of Class A shares; however, a contingent deferred sales charge will be imposed on the investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (not including reinvested dividends and capital gains distributions) or the total cost of the shares; the contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived; in determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge:

          + it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time

          + all investments made during a calendar month will age one month on the last day of the month and each subsequent month

          + any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another CitiFund and deducted from the redemption proceeds when the exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable)

          + the holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held

    [ ] subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a CitiFund), if:

          + the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed), and

          + the redemption has occurred no more than 60 days prior to the purchase of Class A shares of a Fund

    [ ] an investor who has a business relationship with an investment consultant or other registered representative who joined a broker-dealer which has a sales agreement with CFBDS from another investment firm within six months prior to the date of purchase by the investor, if:

          + the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds

          + the redemption is made within 60 days prior to the investment in a Fund, and

          + the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of the redemption

CONTINGENT DEFERRED SALES CHARGE:

o Reinvestment. There is no CDSC on shares representing capital appreciation or on shares acquired through reinvestment of dividends or capital gains distributions.


o Waivers. The CDSC will be waived in connection with:


    [ ] a total or partial redemption made within one year of the death of the shareholder; this waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death


    [ ] a lump sum or other distribution in the case of an Individual
        Retirement Account (IRA), a self-employed individual retirement plan (Keogh Plan) or a custodian account under Section 403(b) of the Internal Revenue Code, in each case following attainment of age 59 1/2


    [ ] a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan

    [ ] a redemption resulting from a tax-free return of an excess contribution to an IRA

    [ ] redemptions made under a Fund's Systematic Withdrawal Plan

AUTOMATIC CONVERSION OF CLASS B SHARES

    A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance. At the same time, a portion of all Class B shares representing dividends and other distributions paid in additional Class B shares will be converted in accordance with procedures from time to time approved by the Funds' Trustees. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the CitiFunds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

SHAREHOLDER PROGRAMS


    The Funds make the following programs available to shareholders to enable them to reduce or eliminate the front-end sales charges on Class A shares, to exchange Fund shares for shares of other CitiFunds without, in many cases, the payment of a sales charge, or to provide for the automatic withdrawal of cash. These programs may be changed or discontinued at any time. For more information, please contact the Transfer Agent or, if you hold your shares through a Service Agent, your Service Agent.


REDUCED SALES CHARGE PLAN

    A qualified group may purchase shares as a single purchaser under the reduced sales charge plan. The purchases by the group are lumped together and the sales charge is based on the lump sum. A qualified group must:

    [ ] have been in existence for more than six months

    [ ] have a purpose other than acquiring Fund shares at a discount

    [ ] satisfy uniform criteria that enable CFBDS to realize economies of scale in its costs of distributing shares

    [ ] have more than ten members

    [ ] be available to arrange for group meetings between representatives of the Funds and the members

    [ ] agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the distributor

    [ ] seek to arrange for payroll deduction or other bulk transmission of investments to the Funds

LETTER OF INTENT


    If an investor anticipates purchasing $25,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other CitiFunds or of any other mutual fund managed or advised by Citibank (all of such funds being referred to herein as CitiFunds) within a 13-month period, the investor may obtain the shares at the same reduced front-end sales charge as though the total quantity were invested in one lump sum by completing a letter of intent on the terms described below. Subject to acceptance by CFBDS, Inc., the Funds' distributor, and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the letter of intent.

    [ ] The shareholder or, if the shareholder holds Fund shares through a Service Agent, his or her Service Agent must inform CFBDS that the letter of intent is in effect each time shares are purchased.


    [ ] The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the letter of intent do not total the sum specified, an increased sales charge will apply as described below.

    [ ] A purchase not originally made pursuant to a letter of intent may be included under a subsequent letter of intent executed within 90 days of the purchase if CFBDS is informed in writing of this intent within the 90-day period.

    [ ] The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the letter of intent, may be included as a credit toward the completion of the letter, but the reduced sales charge applicable to the amount covered by the letter is applied only to new purchases.

    [ ] Instructions for issuance of shares in the name of a person other than the person signing the letter of intent must be accompanied by a written statement from the Transfer Agent or a Service Agent stating that the shares were paid for by the person signing the letter.

    [ ] Neither income dividends nor capital gains distributions taken in additional shares will apply toward the completion of the letter of intent.

    [ ] The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the letter of intent are deducted from the total purchases made under the letter of intent.


    [ ] Class B shares included in the shares covered by the letter of intent will continue to be subject to the applicable CDSC.


    If the investment specified in the letter of intent is not completed (either prior to or by the end of the 13-month period), the Transfer Agent will redeem, within 20 days of the expiration of the letter of intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the letter of intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the letter of intent, the shareholder irrevocably grants a power of attorney to the Transfer Agent to redeem any or all shares purchased under the letter of intent, with full power of substitution.

RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the CitiFunds, reaches a discount level. For example, if a Fund shareholder owns shares valued at $50,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the $50,000 purchase would be at the rate of 2.50% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Transfer Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

SYSTEMATIC WITHDRAWAL PLAN

    Each Fund's Systematic Withdrawal Plan permits you to have a specified dollar amount (minimum of $100 per withdrawal) automatically withdrawn from your account on a regular basis if you have at least $10,000 in your Fund account at the time of enrollment. You are limited to one withdrawal a month under the Plan.

    If you redeem Class A or Class B shares under the Plan that are subject to a CDSC, you are not subject to any CDSC applicable to the shares redeemed, but the maximum amount that you can redeem under the Plan in any year is limited to 10% of the average daily balance in your account.

    You may receive your withdrawals by check, or have the monies transferred directly into your bank account. Or you may direct that payments be made directly to a third party.


    To participate in the Plan, you must complete the appropriate forms provided by the Transfer Agent or, if you hold your shares through a Service Agent, your Service Agent.


REINSTATEMENT PRIVILEGE


    Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 90 days after the redemption. To take advantage of this reinstatement privilege, you must notify the Transfer Agent or, if you hold your shares through a Service Agent, your Service Agent in writing at the time the privilege is exercised.


EXCHANGE PRIVILEGE

    Shares of each Fund may be exchanged for shares of the same class of certain other CitiFunds that are made available by your Service Agent, or may be acquired through an exchange of shares of the same class of those funds. Class A shares also may be exchanged for shares of certain CitiFunds that offer only a single class of shares, unless the Class A shares are subject to a contingent deferred sales charge. Class B shares may not be exchanged for shares of CitiFunds that offer only a single class of shares.


    No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge for Class A of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Investors whose shares were outstanding on January 4, 1999 may exchange those Class A shares, and any shares acquired through capital appreciation and the reinvestment of dividends and capital gains distributions on those shares, into Class A shares of the other funds without paying any sales charge.


    No CDSC is imposed on Class B shares at the time they are exchanged for Class B shares of certain other CitiFunds that are made available by your Service Agent. However, you may be required to pay a CDSC when you sell those shares. When determining the amount of the CDSC, each Fund will use the CDSC schedule of any fund from which you have exchanged shares that would result in you paying the highest CDSC.


    You must notify the Transfer Agent or, if you hold your shares through a Service Agent, your Service Agent at the time of exchange if you believe that you qualify for share prices which do not include the sales charge or which reflect a reduced sales charge, because the Fund shares you are exchanging were: (a) purchased with a sales charge, (b) acquired through a previous exchange from shares purchased with a sales charge, (c) outstanding as of January 4, 1999, or (d) acquired through capital appreciation or the reinvestment of dividends and capital gains distributions on those shares. Any such qualification may be subject to confirmation, through a check of appropriate records and documentation, of your existing share balances and any sales charges paid on prior share purchases.


    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

ADDITIONAL PURCHASE AND SALE INFORMATION


    Each Service Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly. Each Service Agent is responsible for transmitting promptly orders of its customers. If you hold your shares through a Service Agent, your Service Agent is the shareholder of record for the shares of the Fund that you own.

    Investors may be able to invest in the Funds under one of several tax-sheltered plans. Such plans include IRAs, Keogh or Corporate Profit-Sharing and Money-Purchase Plans, 403(b) Custodian Accounts, and certain other qualified pension and profit-sharing plans. Investors should consult with their Service Agent and their tax and retirement advisers.

    Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling the Transfer Agent or, if they hold shares through a Service Agent, their Service Agent. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds, the Transfer Agent and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone, Social Security number, and account number. If these or other reasonable procedures are not followed, the Funds, the Transfer Agent or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.


    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Funds, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a holder of shares received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                8. MANAGEMENT

    The Trustees and officers of the Trust, their ages and their principal occupations during at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 21 Milk Street, 5th Floor, Boston, Massachusetts 02109.

TRUSTEES


ELLIOTT J. BERV; 57 -- Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (since January 2000); President and Chief Executive Officer, Catalyst, Inc. (Management Consultants) (since June
1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 24 Atlantic Drive, Scarborough, Maine.

PHILIP W. COOLIDGE*; 48 -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

MARK T. FINN; 56 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Part Owner, FX 500 Ltd. (Commodity Trading Advisory Firm) (April 1990 to February 1996); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since January 1996); President, Secretary, and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (since March 1997); Director, Chairman and Owner, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY; 73 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 60 -- Professor, Babson College (since September 1993); Trustee, The Highland Family of Funds (March 1997 to March 1998). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 48 -- Consultant, Global Research Associates, Inc. (Investment Research) (since September 1990); Director, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

HEATH B. MCLENDON*; 66 -- Chairman, President, and Chief Executive Officer of SSB Citi Fund Management LLC (formerly known as SSBC Fund Management, Inc.) (since March 1996); Managing Director of Salomon Smith Barney (since August
1993); and Chairman, President and Chief Executive Officer of fifty-eight investment companies sponsored by Salomon Smith Barney. His address is 388 Greenwich Street, New York, New York.

C. OSCAR MORONG, JR.; 65 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Director, Indonesia Fund (1990 to 1999); Director, MAS Funds (since 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 73 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (Corporate Financial Advisors) (since 1978); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors)(since 1989); Trustee of certain registered investment companies in the MFS Family of Funds (since 1985). His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 65 -- Professor of Management, Graduate School of Business, Columbia University (1987 to December 1999). His address is Laurel Road, P.O. Box 146, Tuxedo Park, New York.

OFFICERS OF THE TRUST

PHILIP W. COOLIDGE*; 48 -- President of the Trust; Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS.

CHRISTINE D. DORSEY*; 29 -- Assistant Secretary and Assistant Treasurer of Trust; Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996).

LINWOOD C. DOWNS*; 38 -- Treasurer of the Trust; Chief Financial Officer and Senior Vice President, Signature Financial Group; Treasurer, CFBDS.

TAMIE EBANKS-CUNNINGHAM*; 27 -- Assistant Secretary of the Trust; Office Manager, Signature Financial Group (Cayman) Ltd. (since April 1995); Administrator, Cayman Islands Primary School (prior to April 1995). Her address is P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I.

SUSAN JAKUBOSKI*; 36 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust (since August 1994); Vice President, Signature Financial Group (Cayman) Ltd.

MOLLY S. MUGLER*; 48 -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, CFBDS.

JULIE J. WYETZNER*; 40 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.


    The Trustees and officers of the Trust also hold comparable positions with certain other funds for which CFBDS, Signature Financial Group, Inc., or their affiliates serve as distributor, administrator or sub-administrator.


    The Trustees of the Trust received the following remuneration from the sources indicated below during its fiscal year ended December 31, 1999:

                                       AGGREGATE             AGGREGATE             AGGREGATE
                                      COMPENSATION          COMPENSATION          COMPENSATION
                                        FROM THE             FROM THE              FROM THE          TOTAL COMPENSATION
                                       CALIFORNIA             NATIONAL              NEW YORK           FROM THE TRUST
    TRUSTEE                             FUND(1)               FUND(1)               FUND(1)            AND COMPLEX(1)
    ----                                --------              --------              --------              --------
Elliott J. Berv                          $1,447                $1,045                $2,581               $69,500
Philip W. Coolidge                         -0-                   -0-                   -0-                   -0-
Mark T. Finn                              1,790                 1,863                 4,061                63,250
Riley C. Gilley                           1,377                   895                 2,326                65,250
Diana R. Harrington                       1,537                 1,381                 3,324                71,250
Susan B. Kerley                           1,537                 1,361                 3,265                69,750
Heath B. McLendon                          -0-                   -0-                   -0-                   -0-
C. Oscar Morong, Jr.                      1,622                 1,704                 4,043                92,000
Walter E. Robb, III                       1,411                   953                 2,408                67,500
E. Kirby Warren                           1,453                 1,124                 2,797                62,750
William Woods, Jr.(2)                     1,694                 1,751                 3,987                66,000

(1) Messrs. Berv, Coolidge, Finn, Gilley, McLendon, Morong, Robb, and Warren and Mses. Harrington and Kerley are Trustees
    of 25, 48, 24, 35, 23, 39, 28, 39, 30, and 30 funds and portfolios, respectively, in the family of open-end registered investment companies advised or managed by Citibank.

(2) Effective December 31, 1999, Mr. Woods became a Trustee Emeritus of the Trust. Per the terms of the Trust's
    Trustee Emeritus Plan, Mr. Woods serves the Board of Trustees in an advisory capacity. As a Trustee Emeritus,
    Mr. Woods is paid 50% of the annual retainer fee and meeting fees otherwise applicable to Trustees, together with reasonable out-of-pocket expenses for each meeting attended.

    As of April 12, 2000 all Trustees and officers as a group owned less than 1% of the outstanding shares of any Fund. The following shareholders owned of record 5% or more of the outstanding voting securities of the indicated Funds on April 12, 2000: California Fund - Class A shares: Fiserv Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103-7042 - 98.28%; Class B shares: Fiserv Securities Inc., Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7042 - 63.95%; Edwin F. Feo and Mary Ann M. Feo J+Ten, 6008 E. Bay Shore Walk, Long Beach, CA 90803-5628 - 9.59%; National Fund - Class A shares: Fiserv Securities Inc., Trade House Account, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7042 - 94.88%; New York Fund
- Class A shares: Fiserv Securities Inc., Attn: Mutual Funds, One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103-7042 - 94.27%.


    The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

    Citibank manages the assets of each Fund and provides certain administrative services to the Trust pursuant to separate management agreements (the "Management Agreements"). Subject to such policies as the Board of Trustees of the Trust may determine, Citibank manages the securities of each Fund and makes investment decisions for each Fund. Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting securities transactions for each Fund. The Management Agreements with the Trust provide that Citibank may delegate the daily management of the securities of each Fund to one or more subadvisers. Unless otherwise terminated, each Management Agreement with the Trust will continue in effect indefinitely as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    Citibank provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. Trustees, officers, and investors in the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and directors, officers and employees of Citibank are or may become similarly interested in the Trust.

    Each Management Agreement provides that Citibank may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees of the Trust, or by Citibank on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreements with the Trust provide that neither Citibank nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreements with the Trust.

    For its services under the Management Agreements, Citibank receives fees, which are accrued daily and paid monthly of 0.75% of the New York and National Fund's average daily net assets and of 0.50% of the California Fund's average daily net assets, in each case on an annualized basis. Citibank may voluntarily agree to waive a portion of its management fees.


    For the period from November 2, 1998 (commencement of operations) to December 31, 1998, Citibank waived all management fees for the California Fund. For the fiscal year ended December 31, 1999, the fees paid to Citibank by the California Fund under its Management Agreement, after waivers, were $56,949.

    For the fiscal year ended December 31, 1997, Citibank waived all investment advisory fees for the National Fund. For the fiscal year ended December 31, 1998, all fees payable to Citibank by the National Fund under its Management Agreement were waived. For the fiscal year ended December 31, 1999, the fees paid to Citibank by the National Fund under its Management Agreement, after waivers, were $684,897.

    For the fiscal year ended December 31, 1997, the fees paid to Citibank by the New York Fund under a prior investment advisory agreement, after waivers, were $181,270. For the fiscal years ended December 31, 1998 and 1999, the fees paid to Citibank by the New York Fund under its Management Agreement were $1,026,221 and $1,456,147, respectively, after waivers.


    The Funds currently do not employ investment subadvisers, but in the future a Fund may do so. Citibank would be responsible for recommending the hiring, termination or replacement of any subadviser and for supervising and monitoring the subadviser's performance. Certain CitiFunds have applied for exemptive relief from the Securities and Exchange Commission which would permit them and other CitiFunds, including the Funds, to employ subadvisers without shareholder approval. The requested exemptive relief also would permit the terms of sub-advisory agreements to be changed, and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a sub-advisory agreement, in each case without shareholder approval if those changes or continuation are approved by the fund's Board of Trustees. There is no assurance that the SEC will grant the requested relief; however, if the requested relief is granted, the Funds also would be permitted to employ subadvisers without shareholder approval, subject to compliance with certain conditions. If the Funds add or change a subadviser, shareholders would be notified.

    Pursuant to a sub-administrative services agreement with Citibank, CFBDS performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and CFBDS. For performing such sub-administrative services, CFBDS receives compensation as from time to time is agreed upon by Citibank, not in excess of the amount paid to Citibank for its services under the Management Agreements with the Trust. All such compensation is paid by Citibank.


    For the fiscal year ended December 31, 1997, the fees payable from each of the National Fund and the New York Fund to CFBDS under prior administrative services agreements were $7,777 (all of which was voluntarily waived) and $194,607 (of which $124,928 was voluntarily waived), respectively.

DISTRIBUTOR


    CFBDS, 21 Milk Street, Boston, MA 02109, serves as the Distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust with respect to each class of shares of the Funds (each, a "Distribution Agreement"). In those states where CFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer. Under the Distribution Agreements, CFBDS is obligated to use its best efforts to sell shares of each class of the Funds.

    Either party may terminate a Distribution Agreement on not less than thirty days' nor more than sixty days' prior written notice to the other party. Unless otherwise terminated each Distribution Agreement will continue from year to year upon annual approval by the Trust's Board of Trustees and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    Each class of each Fund has a Service Plan (each, a "Service Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plans, a Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class A shares, and not to exceed 0.75% of the average daily net assets of the Fund attributable to that class in the case of the Plan relating to Class B shares. Such fees may be used to make payments to the Distributor for distribution services, to securities dealers and other industry professionals (called Service Agents) that have entered into service agreements with the Distributor and others in respect of the sale of shares of the Funds, and to other parties in respect of the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided. Recipients may receive different compensation for sales for Class A and Class B shares.

    The Service Plan with respect to Class A shares also provides that the Distributor, broker-dealers, banks and other financial intermediaries may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Service Plan with respect to Class B shares provides that the Distributor, dealers, and others may receive all or a portion of the deferred sales charges paid by Class B investors.

    The Service Plans permit the Funds to pay fees to the Distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, a Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to the Distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the Distributor's or other recipient's sole responsibility and not obligations of a Fund. In their annual consideration of the continuation of the Service Plans for each Fund, the Trustees will review the Service Plans and the expenses for each Fund separately.


    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "Qualified Trustees"). Each Service Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of such Qualified Trustees then in office who are not interested Trustees of the Trust. A Service Plan may be terminated with respect to any class of a Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the Distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, CFBDS acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreements. For the period from November 2, 1998 (commencement of operations) to December 31, 1998, CFBDS waived all fees payable from the California Fund under the Distribution Agreement. For the fiscal years ended December 31, 1996, 1997 and 1998, CFBDS waived all fees payable from the National Fund under the Distribution Agreement. For the fiscal years ended December 31, 1997 and 1998, the fees paid to CFBDS under the Distribution Agreement with the New York Fund, after waivers, were $1,860 and $555,422, respectively. For the fiscal year ended December 31, 1999, the fees paid to CFBDS under the Distribution Agreement with the California Fund, with respect to Class A and Class B shares, after waivers, were $153,959 and $11,138, respectively, with the National Fund, with respect to Class A and Class B shares, after waivers, were $455,060 and $48,439, respectively, and with the New York Fund, with respect to Class A and Class B shares, after waivers, were $862,089 and $66,782, respectively.

    The Distributor may enter into agreements with Service Agents and may pay compensation to such Service Agents for accounts for which the Service Agents are holders of record. The Distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other available sources. The Distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments are determined by the Distributor and may vary. Citibank may make similar payments under similar arrangements.

CODE OF ETHICS

    The Trust, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

EXPENSES


    In addition to amounts payable under the Management Agreements and Service Plans, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with Citibank or the Funds' Distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

    The Trust has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as Transfer Agent for each Fund. The Trust also has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street, pursuant to which custodial and fund accounting services, respectively, are provided for each Fund. Among other things, State Street calculates the daily net asset value for the Funds. Securities may be held by a sub-custodian bank approved by the Trustees.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

AUDITORS

    Deloitte & Touche LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, Massachusetts 02116.

COUNSEL

    Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, acts as counsel for the Trust.

                          9. PORTFOLIO TRANSACTIONS

    The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in a Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for each Fund are made by a portfolio manager who is an employee of Citibank and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of Citibank in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Citibank attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund and other clients of Citibank on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), Citibank normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to Citibank on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by Citibank. At present no other recapture arrangements are in effect.

    In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or the other accounts over which Citibank or its affiliates exercise investment discretion. Citibank is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Citibank determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which Citibank and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

    The management fee that each Fund pays to Citibank will not be reduced as a consequence of Citibank's receipt of brokerage and research services. While such services are not expected to reduce the expenses of Citibank, Citibank would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of Citibank's other clients. Investment decisions for each Fund and for Citibank's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by Citibank occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 1997, 1998 and 1999, none of the Funds paid any brokerage commissions.


           10. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in that Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, and shares of a class are entitled to vote separately to approve any distribution or service arrangements relating to that class, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class only shares of that particular series or class are entitled to vote.

    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Restrictions.")

    At any meeting of shareholders of a Fund, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    The Funds' Transfer Agent maintains a share register for shareholders of record. Share certificates are not issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                               11. TAX MATTERS


        TAXATION OF THE FUNDS

    FEDERAL TAXES. Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's income and its tax-exempt income), and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

TAXATION OF SHAREHOLDERS


    TAXATION OF DISTRIBUTIONS. The portion of each Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. In addition, if a shareholder is receiving Social Security or railroad retirement benefits any "tax-exempt" dividends may affect the amount of those benefits which are subject to federal income tax. Unless a Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from a Fund on their federal income tax returns.


    Shareholders of a Fund will generally have to pay federal income taxes on the balance of the Fund's distributions of net investment income and on any distributions from net short-term capital gains, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Because each Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations.

    Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution other than an exempt-interest dividend may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or is otherwise subject to backup withholding, a Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.


    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment in certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of a Fund that it might otherwise have continued to hold and thereby potentially cause the Fund to realize additional taxable gain or loss.

    FUTURE CONTRACTS, ETC. The Funds' transactions in short sales "against the box" and futures contracts, if any, will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Trust on behalf of a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust on behalf of a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the Trust on behalf of the Fund and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Trust will limit its investment activities in futures contracts on behalf of the Funds to the extent necessary to meet the requirements of Subchapter M of the Code.


                           12. FINANCIAL STATEMENTS

The audited financial statements of the California Fund (Portfolio of Investments at December 31, 1999, Statement of Assets and Liabilities at December 31, 1999, Statement of Operations for the year ended December 31, 1999, Statement of Changes in Net Assets for the year ended December 31, 1999 and for the period November 2, 1998 (commencement of operations) to December 31, 1998, Financial Highlights for the year ended December 31, 1999 and for the period November 2, 1998 (commencement of operations) to December 31, 1999, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the California Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the California Fund.

    The audited financial statements of the National Fund (Portfolio of Investments at December 31, 1999, Statement of Assets and Liabilities at December 31, 1999, Statement of Operations for the year ended December 31, 1999, Statement of Changes in Net Assets for the years ended December 31, 1998 and 1999, Financial Highlights for each of the years in the four-year period ended December 31, 1999 and for the period August 17, 1995 (commencement of operations) to December 31, 1995, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the National Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the National Fund.

    The audited financial statements of the New York Fund (Portfolio of Investments at December 31, 1999, Statement of Assets and Liabilities at December 31, 1999, Statement of Operations for the year ended December 31, 1999, Statement of Changes in Net Assets for the years ended December 31, 1998 and 1999, Financial Highlights for each of the years in the five-year period ended December 31, 1999, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the New York Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the New York Fund.


    A copy of the Annual Report to Shareholders of the applicable Fund accompanies this Statement of Additional Information.

                                                                    APPENDIX A

                      ADDITIONAL INFORMATION CONCERNING
                       CALIFORNIA MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to offerings of California issuers. CitiFunds California Tax Free Income Portfolio is not responsible for the accuracy or timeliness of this information.


                             RECENT DEVELOPMENTS

    In the Governor's Budget released on January 10, 2000, the Department of Finance projected that the California economy will show robust growth through 2001. The economic expansion has been marked by strong growth in high technology business services (including computer software), construction, and computer and electronic components manufacturing. The Asian economic crisis, which began in 1997, has had some dampening effects on the State's economy, particularly in high technology manufacturing. The widening trade deficit, continuing weakness in Asia, initial signs of economic weakness in Latin America, and uncertainty in stock prices worldwide all support moderating growth in 1999. Other impacts of the international situation may help California, such as the reduction in long-term interest rates.


    Moody's, Standard and Poor's and Fitch IBCA assigned their municipal bond ratings of Aa3, A+ and AA, respectively, to the State's general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                 CONSTITUTIONAL LIMITS ON SPENDING AND TAXES
STATE APPROPRIATIONS LIMIT

    The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

PROPOSITION 98

    On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.


    During the recent recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.


    In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.


    Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1999-00 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 50 percent from the level in place from 1991-92, and is estimated at about $6,313 per ADA in 2000-01. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, including an initiative to increase the number of computers in schools throughout the State. Furthermore, since General Fund revenue growth is expected to continue in 2000-01, the Governor has also proposed new initiatives to improve student achievement, provide better teacher recruitment and training, and provide schools with advanced technology and the opportunity to form academic partnerships to help them meet increased expectations.

SOURCES OF TAX REVENUE


    The following is a summary of the State's major revenue sources.


PERSONAL INCOME TAX

    The California personal income tax, which in 1998-99 contributed about 53 percent of General Fund revenues and transfers, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1.0 to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the federal AMT.

    Taxes on capital gains realizations, which have in part been linked to stock market performance, have become a larger component of personal income taxes in the last few years. For the 1999 tax year, capital gains are projected to be 17 percent of the total personal income tax liability compared to an average of 8.5 percent for the period 1985-94.

    The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.


SALES TAX


    The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Sales tax accounted for about 32 percent of General Fund revenue and transfers in 1998-99. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to federal law, sales over the internet are not taxed at this time.


BANK AND CORPORATION TAX


    Bank and corporation tax revenues, which comprised about 10 percent of General Fund revenue in
1998-99, are derived from the following taxes:


        1.  The franchise tax and the corporate income tax are levied at an
    8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

        2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2.0 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

        3. The alternative minimum tax ("AMT") is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of
    6.65 percent.

        4. A minimum franchise tax of $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations with gross receipts under $1 million pay a reduced minimum tax of $300 for their first year of incorporation and $500 for their second year.

        5.  Sub-Chapter S corporations are taxed at 1.5 percent of profits.

INSURANCE TAX


    The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.50 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. Insurance taxes comprised approximately 2.1 percent of General Fund revenues and transfers in 1998-99.


OTHER TAXES


    Other General Fund major taxes and license revenues include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and trailer coach license fees. These other sources totaled approximately 2.3 percent of General Fund revenues and transfers in the 1998-99 Fiscal Year.


SPECIAL FUND REVENUES

    The California Constitution, codes and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, Special Fund revenues comprise three categories of income:

        1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

        2. Charges for special services to specific functions, including such items as business and professional license fees.


        3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

    Motor vehicle related taxes and fees accounted for about 55 percent of all Special Fund revenues and transfers in 1998-99. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During the 1998-99 Fiscal Year, $8.6 billion was derived from the ownership or operation of motor vehicles. This was only 1.0 percent above the 1997-98 level, due to tax reductions enacted for vehicle license fees. About $4.7 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. These amounts include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

    Chapter 322, Statutes of 1998 established a vehicle license fee offset program. Pursuant to this chapter, vehicle license fees were reduced by 25 percent beginning January 1, 1999. In addition, Chapter 74, Statutes of 1999, provided a one-time expansion of the offset program by an additional 10 percent for the 2000 calendar year only, and Chapter 76, Statutes of 1999, allowed a one-year reduction in vehicle license fees for certain commercial motor vehicles. For 1999-00 and 2000-01, the offset program is expected to reduce revenues by $1.350 billion and $1.712 billion, respectively. This loss of local revenue is replaced by the State's General Fund.

    Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. A continuous appropriation from the General Fund replaces the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. If in any year the Legislature fails to appropriate enough funds to fully offset the then-applicable vehicle license fee reduction, the percentage offset will be reduced to assure that local governments are not disadvantaged.

    In addition to the initial 25 percent reduction, Chapter 322 also sets out a series of "trigger" levels, so that the percentage fee reduction could be increased in annual stages up to a maximum of 67.5 percent in 2003 depending on whether future General Fund revenues reach the target levels. In order for the next 10 percent fee reduction, which will result in a cumulative 35 percent cut from 1998 base levels, to go into effect permanently beginning calendar year 2001, General Fund revenues in FY 2000-01 would need to reach about $65.5 billion. Based on the current revenue forecast, the 35 percent offset will go into effect in the 2001 calendar year.

    Beginning January 1, 1999, after voters approved a constitutional amendment (Proposition 10 of 1998), the excise tax imposed on distributors selling cigarettes in California was increased from 37 to 87 cents per package. At the same time, this amendment imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff that was implemented at a rate "equivalent" to a 50 cent per pack tax on cigarettes. Proceeds of this new state excise tax are to be allocated to early childhood development programs, tobacco education and research, indigent health services, and environmental and recreation programs. Under current law, any increase in the tax on cigarettes automatically triggers an increase in the tax on other tobacco products. Thus, this amendment increased the excise tax on other tobacco products in total by the equivalent of a $1 per pack increase in the tax on cigarettes.


TOBACCO LITIGATION


    In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers, which was later ratified by a State court judge having jurisdiction over a pending lawsuit brought by the State against these companies. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years, starting with some payments in the spring of 1999. Additionally, payments of approximately $1 billion per year will continue in perpetuity. Under the State's settlement, half of these moneys will be paid to the State, and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San
Jose). The State's revised 1999-2000 Budget includes receipt of $517 million of settlement money to the General Fund. The Governor's Budget for 2000-01 projects receipt of $388 million of settlement money to the General Fund.

                    PRIOR FISCAL YEARS' FINANCIAL RESULTS

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.4 billion in 1997-98 and $1.7 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives.

    The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

        1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

        In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

        2. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settmement of the CTA v. Gould lawsuit.

        3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

        4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

        5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

        6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

    Final tabulation of revenues and expenditures contained in the 2000-01 Governor's Budget, released on January 10, 2000, reveals that stronger than expected economic conditions in the State produced total 1998-99 General Fund revenues of about $58.6 billion, almost $1.6 billion above the 1998 Budget Act estimates. Actual General Fund expenditures were $57.8 billion, the amount estimated at the 1998 Budget Act. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The Governor's Budget reports a balance in the SFEU at June 30, 1999, of approximately $3.1 billion on a budgetary basis.

                             CURRENT STATE BUDGET

    The discussion below of the 1999-00 Fiscal Year budget and the Proposed 2000-01 Fiscal Year budget are based on estimates and projections of revenues and expenditures for the current and upcoming fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2000-01 Governor's Budget which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

1999-2000 FISCAL YEAR BUDGET

    On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of General Fund expenditures in FY 1999-00, with a $415 million SFEU reserve at June 30, 2000.

    The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

    The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipated normal cash flow borrowing during the fiscal year.

    The principal features of the 1999 Budget Act include the following:

        1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

        2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

        3. The Budget included increased funding of nearly $600 million for health and human services.

        4. About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrasctucture Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

        5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of FY 1999-00 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1999-00.

        6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

    The revised 1999-2000 budget included in the 2000-01 Governor's Budget also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1999 Budget Act. The revised budget includes $730 million for various departments for enrollment, caseload and population changes and $562 million for Smog Impact Fee refunds. Revised 1999-2000 revenues are $65.2 billion or $2.2 billion higher than projections at the 1999 Budget Act. Revised 1999-2000 expenditures are $65.9 billion or $2.1 billion higher than projections at the 1999 Budget Act.

    The State's Legislative Analyst (LAO) issued a report in February 2000. The LAO report indicates General Fund revenues for the 18-month period (January 2000 through June 2001) could be as much as $4.2 billion higher than the 2000-01 Governor's Budget estimates. The LAO estimate was issued after analyzing actual revenues for December 1999 and January 2000, which were not available at the time the Governor's Budget estimates were prepared. The LAO report assumed the continuation of strong economic growth in the State during this period.

PROPOSED 2000-01 FISCAL YEAR BUDGET

    On January 10, 2000, Governor Davis released his proposed budget for
Fiscal Year 2000-01. The 2000-01 Governor's Budget generally reflects that General Fund revenues for Fiscal Year 1999-2000 will be higher than projections made at the time of the 1999 Budget Act.

    The Governor's Budget projects General Fund revenues and transfers in 2000-01 of $68.2 billion. This includes anticipated payments from the tobacco litigation settlement of $387.9 million and the receipt of one-time revenue from the sale of assets. More accurate revenue estimates will be available in May and June before the adoption of the Budget. The Governor has proposed $167 million in tax reduction initiatives.

    The Governor's Budget proposes General Fund expenditures of $68.8 billion. Included in the Budget are set-asides of $500 million for legal contingencies and $100 million for various one-time legislative initiatives. Based on the proposed revenues and expenditures, the Governor's Budget projects the June 30, 2001 balance in the SFEU to be $1.238 billion.

                                  YEAR 2000

    The State's Department of Information Technology has received no reports that the State experienced any interruption in the delivery of mission critical services as a result of the date change to the Year 2000 or during the leap year period of February 28-29 and March 1, 2000.

                                  LITIGATION


    The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Following are some of the more significant lawsuits against the State:


    On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to school districts beginning in 1993-94, is a reimbursable state mandated cost. The test claim was heard on October 29, 1998, and the Commission on State Mandates found in favor of the State. In October 1999, the Supreme Court of Sonoma County overturned the Commission's decision. The State appealed, and briefing will be completed by the end of June 2000. Should the final decision on this matter be in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

    On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al.
v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.


    On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs are being submitted; no date has yet been set for oral argument.


    The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the constitutionality of a Revenue & Taxation Code section which limits deductions for insurance dividends to those dividends paid from earnings previously subject to California taxation. On August 13, 1998, the trial court issued a judgment against the Franchise Tax Board. The Franchise Tax Board has appealed the judgment. Briefing has been completed. The State has taken the position that, if the challenged section of the Revenue & Taxation Code is struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiffs, however, contend that if they prevail, the deduction should be extended to all dividends which would result in a one-time liability for open years of approximately $60 million, including interest, and an annual revenue loss of approxiately $10 million.

    The State is also a defendant in First Credit Bank etc. v. Franchise Tax Board which challenges a Revenue & Taxation Code section similar to the one challenged in the Ceridian case, but applicable to a different group of corporate taxpayers. The State's motion for summary judgment is currently pending and a trial date has been set in April 2000. A decision in the Ceridian case could impact the outcome of this case. The State has taken the position that, if the challenged section of the Revenue & Taxation Code is struck down, all deductions relating to dividends would be eliminated and the result would be additional income to the State. Plaintiffs, however, contend that if they prevail, the deduction should be extended to all dividends which would result in a one-time liability for open years of approximately $385 million, including interest, and an annual revenue loss of approximately $60 million.

    The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to State-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates ("Commission")). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions. To date, the Legislature has not appropriated funds. The Commission issued a decision in December 1998 determining that a small number of components of the State's special education program are state mandated local costs. The administrative proceeding is in the "parameters and guidelines" stage where the Commission is considering whether and to what extent the costs associated with the state mandated components of the special education program are offset by funds that the State already allocates to that program. The State's position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate finding. Potential liability of the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance to be in excess of $1.5 billion, if the State is not credited for its existing funding of the program.

    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon
v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

    The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr. et al., the State is seeking recovery for the past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial is expected to begin in early 2001.

    The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery of damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of the plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. No trial date has been set.

    Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is vigorously defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future.

    The State is involved in two refund actions, Cigarettes Cheaper!, et al.
v. Board of Equalization, et al. and California Assn. Of Retail Tobacconists
(CART), et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case filed by retail tobacconists in San Diego seeks a refund of $5 million. The State is vigorously contesting these cases. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.

    The State is involved in two cases challenging the constitutionality of the interest offset provisions of the Revenue and Taxation Code: Hunt-Wesson, Inc., v. Franchise Tax Board and F.W. Woolworth Co. and Kinney Shoe Corporation v. Franchise Tax Board. In both cases, the Franchise Tax Board prevailed in the California Court of Appeal and the California Supreme Court denied taxpayers' petitions for review. In both cases, the United States Supreme Court granted certiorari. On February 22, 2000, the United States Supreme Court reversed and remanded the Hunt-Wesson case to the California Court of Appeal for further proceedings. Although the Court did not take similar action in the Woolworth Co. case, it is anticipated that it will do so. The Franchise Tax Board recently estimated that the adverse decisions in these cases will result in a reduction in state revenues of approximately $15 million annually, with past year collection and interest exposure of approximately $95 million.

    Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue & Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and briefing is completed. The Franchise Tax Board estimates that the cost would be $150 million annually if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.

    Jordan, et al. v. Department of Motor Vehicles, et al., challenges the validity of the Vehicle Smog Impact Fee, a $300 fee which is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. In October, 1999 the Court of Appeal upheld a trial court judgment for the plaintiffs and the State has declined to appeal further. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $350 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. The 2000-01 Governor's Budget proposes expenditures of $562 million as a supplemental appropriation in 1999-2000 to pay these claims.

    PTI, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import/re-entry business, seeking to overturn the tobacco Master Settlement Agreement (MSA) entered between 46 states and the tobacco industry in November, 1998. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the state and state officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. Plaintiffs have filed an amended complaint and the State has filed a motion to dismiss the amended complaint. A hearing on the State's motion to dismiss is set for May 8, 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50 percent will go directly to the State's General Fund and the other 50 percent directly to the State's 58 counties and 4 largest cities).

    In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing is expected to be complete by July, 2000.

    Louis Bolduc et al. v. State of California et al. is a class action filed on July 13, 1999 by six Medi-Cal beneficiaries who have received medical treatment for smoking-related diseases. Plaintiffs allege the State owes them an unspecified portion of the tobacco settlement monies under a federal regulation that requires a state to turn over to an injured Medicaid beneficiary any monies the state recovers from a third party tortfeasor in excess of the costs of the care provided. The State moved to dismiss the complaint on September 8, 1999. On February 29, 2000, the court denied the State's motion to dismiss, but struck the Plaintiffs' class action allegations. The State intends to appeal that portion of the court's order denying its motion to dismiss.

    Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. It now appears that the District Court will dismiss the State Defendants from the lawsuit.

                                                                    APPENDIX B

                      ADDITIONAL INFORMATION CONCERNING
                        NEW YORK MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. CitiFunds New York Tax Free Income Portfolio is not responsible for the accuracy or timeliness of this information.

                           CURRENT ECONOMIC OUTLOOK


    According to the 2000-2001 Executive Budget forecast, continued growth in the State is projected in 2000 and 2001 for employment, wages, and personal income, although the growth in employment is expected to moderate from the 1999 pace. Personal income is estimated to have grown by 4.7 percent in 1999, fueled in part by a continued large increase in financial sector bonus payments at the year's end, and is projected to grow by 5.5 percent in 2000 and 4.8 percent in 2001. Total bonus payments are expected to increase 11 percent in 2000 and 10.5 percent in 2001. Overall employment growth is anticipated to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social services, and banking sectors.

    The State economic forecast has been recently revised in the Third Quarterly Update to the Annual Information Statement of New York. For the State, the economic outlook is expected to be brighter than anticipated in the 2000-2001 Executive Budget forecast, primarily due to the stronger-than-expected economy.

    Many uncertainties exist in any forecast of the State economy. Given the recent volatility in the international economy and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change in any or all, of the concepts that are forecasted may differ substantially and adversely from the outlook described herein.

1998-99 FISCAL YEAR

    The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

    The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the Tax Stabilization Reserve Fund
(TSRF), the Contingency Reserve Fund (CRF) and the Community Projects Fund
(CPF). The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

    The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000, of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.


1997-98 FISCAL YEAR

    The State ended its 1997-98 fiscal year in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid, and other entitlement programs.


    The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit on March 31, 1998.


    General Fund receipt and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

1996-97 FISCAL YEAR


    The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected receipts and lower-than-expected spending for social services programs.


    The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. The balance included $317 million in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million remained on deposit in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing fund balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

    General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.


RATING AGENCIES' ACTIONS

    Moody's assigned its municipal bond rating of Aaa, and Standard & Poor's assigned its rating of AAA to the State's general obligation variable interest rate bonds as of March 15, 2000. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.


                              PUBLIC AUTHORITIES

    The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, only a portion of which constitutes State-supported or State related debt.

    The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electrical gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

    In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities could seek additional State assistance if local assistance payments are so diverted.

    Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to provide transit and commuter services.

    Beginning in 1998, the Long Island Power Authority ("LIPA") assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan. As of June 26, 1998, LIPA has issued over $5 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

                    METROPOLITAN TRANSPORTATION AUTHORITY

    The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 State fiscal year, total State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

    State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board ("CPRB") approved the 1995-99 Capital Program (subsequently amended in August 1997), which supercedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the federal government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA.


    The MTA has proposed a $17.5 billion capital program for 2000 through 2004. There can be no assurance that the proposed capital plan will be approved by the Capital Program Review Board without significant modifications, that the plan as adopted will be adequate to finance the MTA's capital needs over the plan period, or that funding sources identified in the approved plan will not be reduced or eliminated.

    There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.


                                  LOCALITIES
THE CITY OF NEW YORK

    The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

FISCAL OVERSIGHT

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, State law requires the Control Board to reimpose a Control Period upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.


    To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance the rehabilitation of its infrastructure and other capital needs and to refinance existing debt, as well as for seasonal financing needs. In fiscal year 1998 and again in fiscal year 2000, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent these disruptions in the capital program, two entities were created to issue debt to increase the City's capital financing capacity: (i) the State Legislature created the Transitional Finance Authority ("TFA") in 1997, and (ii) the City created the Tobacco Settlement Asset Securitization Corporation in 1999. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity in fiscal year 2002, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit.

    On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. On November 25, 1997 the State Supreme Court found the legislation establishing the TFA to be constitutional and granted the defendants' motion for summary judgment. The plaintiffs appealed the decision. On July 30, 1998, the Appellate Division, Third Department, affirmed the Supreme Court decision. Plaintiffs filed a notice of appeal with the New York Court of Appeals asserting an appeal as of right of the Appellate Division order. That appeal was dismissed on September 22, 1998. Plaintiffs subsequently filed a motion for leave to appeal to the Court of Appeals. That motion was denied on December 22, 1998.


MONITORING AGENCIES


    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Recent staff reports also indicate that the City projects a substantial surplus for City fiscal year 1997-98. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2 billion in City fiscal year 1999-2000 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent Control Board, OSDC and City Comptroller, and IBO staff reports are available by contacting the Control Board at 270 Broadway, 21st Floor, New York, NY, 10007, Attention: Executive Director; OSDC at 270 Broadway, 23rd Floor, New York, NY 10007, Attention: Deputy Comptroller; the City Comptroller at Municipal Building, Room 517, One Centre Street, New York, NY 10007,
Attention: Deputy Comptroller, Finance; and the IBO at 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.


OTHER LOCALITIES

    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The city of Troy continues to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.


    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 1999-2000 totals $113.9 million. In 1997-98, the State increased General Purpose State Aid for local governments by $27 million to $550 million, and has continued funding at this new level since that date.

    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1997, the total indebtedness of all localities in the State, other than New York City, was approximately $21.0 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-two localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1997.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs, which in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.


                             YEAR 2000 COMPLIANCE


    To date, the State has experienced no significant Year 2000 computer disruptions. Monitoring will continue over the next few months to identify and correct any problems that may arise. However, there can be no assurance that outside parties who provide goods and services to the State will not experience computer problems related to Year 2000 programming in the future, or that such disruptions, if they occur, will not have an adverse impact on State operations or finances.

                                  LITIGATION

GENERAL


    The legal proceedings noted below involve State finances, and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 1999-2000 fiscal year or thereafter.

    Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1999-2000 Financial Plan. The State believes that the 1999-2000 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 1999-2000 fiscal year. These reserves include (but are not limited to) projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 1999-2000 Financial Plan resources available for the payment of judgments and, could therefore, affect the ability of the State to maintain a balanced 1999-2000 Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability for awarded and anticipated unfavorable judgments.

TAX LAW

    In New York Association of Convenience Stores et al. v. Urbach, et al., petitioners New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc.
seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross- appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes is "academic." By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On September 2, 1999, petitioners appealed to the Appellate Division, Third Department, from the July 9, 1999 decision and order.

LINE ITEM VETO

    In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the Court denied the State's motion to dismiss. On January 27, 1999 the State appealed that order. On September 9, 1999, the Appellate Division, Third Department, heard the appeal.


MEDICAID

    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.


    In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County). In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the grounds that its use without such additional assessment violated federal Medicaid law and the Americans with Disabilities Act. The State appealed from the April 19, 1999 order and on July 12, 1999 argued the appeal before the Second Circuit. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction. On October 20, 1999, petitioners filed a request for rehearing en banc.

    In several cases, plaintiffs seek retroactive claims for reimbursement for services provided to Medicaid recipients who were also eligible for Medicare during the period January 1, 1987 to June 2, 1992. Included are Matter of New York State Radiological Society v. Wing, Appel v. Wing, E.F.S. Medical Supplies v. Dowling, Kellogg v. Wing, Lifshitz v. Wing, New York State Podiatric Medical Association v. Wing and New York State Psychiatric Association v. Wing. These cases were commenced after the State's reimbursement methodology was held invalid in New York City Health and Hospital Corp. v. Perales. The State contends that these claims are time-barred. In a judgment dated September 5, 1996, the Supreme Court, Albany County, dismissed Matter of New York State Radiological Society v. Wing as time-barred. By order dated November 26, 1997, the Appellate Division, Third Department, affirmed that judgment. By decision dated June 9, 1998, the Court of Appeals denied leave to appeal. The time in which to seek further review has expired in the latter case. By decision and order dated December 15, 1998, the Appellate Division, First Department dismissed the remaining cases in accordance with the result in Matter of New York State Radiological Society v. Wing. By decision dated July 8, 1999, the Court of Appeals denied leave to appeal.

    Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law (S) 2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law (S)(S) 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997, enforced the terms of the decision. The State appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999 the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the State appealed that order to the Court of Appeals. In a decision entered December 16, 1999, the Court of Appeal reversed the decision below and upheld the constitutionality of the assessments.

SHELTER ALLOWANCE

    In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through DSS regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgment was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State has appealed to the Appellate Division, First Department, from each and every provision of this judgment except that portion directing the continued provision of interim relief. By decision and order dated May 6, 1999, the Appellate Division, First Department, affirmed the July 25, 1997 judgment. By order dated July 8, 1999, the Appellate Division denied the State's motion for leave to appeal to the Court of Appeals from the May 6, 1999 decision and order. By order dated October 14, 1999, the Court of Appeals dismissed the State's leave to appeal.

CIVIL RIGHTS CLAIMS

    In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the "State") in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC (S)1983 and the Equal Educational Opportunity Act, 20 USC
(S)(S)1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan ("EIP II") to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1997-98 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment. By decision dated June 22, 1999, as discussed below, the Second Circuit affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year and remanded the case to the District Court for further proceedings consistent with its decision.

    On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998. The order directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. On August 24, 1998, the State appealed that order to the Second Circuit. The City of Yonkers Board of Education cross-appealed to the Second Circuit from that order. By stipulation of the parties approved by the Second Circuit on November 19, 1998, the appeals from the July 27, 1998 order were withdrawn without prejudice to reinstatement upon determination of the State's appeal of the October 14, 1997 judgment discussed above.

    On April 15, 1999, the District Court issued two additional orders. The first order directed the State to pay to Yonkers an additional $11.3 million by May 1, 1999, as the State's remaining share of EIP costs for the 1997-98 school year. The second order directed the State to pay to Yonkers $69.1 million as its share of the estimated EIP costs for the 1998-99 school year. The State made both payments on April 30, 1999.

    In a decision dated June 22, 1999, the Second Circuit found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers and reversed the order directing the implementation of EIP-
II. The Second Circuit also affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year and remanded the case to the District Court for further proceedings consistent with its decision. On July 2, 1999 the NAACP filed a petition for rehearing of the June 22, 1999 decision before the Second Circuit, en banc. The State has joined in the City of Yonker's motion to stay further implementation of EIP II pending the decision on the petition for rehearing. By order dated August 5, 1999, the Second Circuit granted the motion staying further implementation of EIP II pending appeal.

    On July 27, 1999, the City of Yonkers moved in the District Court to modify the July 27, 1998 order to require the State to make payments for EIP expenses each month from July 1999 through April 2000 of $9.22 million per month instead of paying $92.2 million by May 1, 2000. By memorandum and order dated July 29, 1999, the District Court denied this motion.

    In a decision dated November 16, 1999, the Second Circuit vacated its June 22, 1999 decision. In this decision, the Second Circuit again affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year. The Second Circuit also found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore vacated the District Court's EIP II order. The Second Circuit, however, remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools.

    In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards. This action was commenced in 1993. The trial of this action commenced October 12, 1999.

REAL PROPERTY CLAIMS

    On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

    In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. These motions were argued March 29, 1999 and are still awaiting determination. The District Court has not yet rendered a decision. By order dated February 24, 1999, the District Court appointed a federal settlement master. A conference scheduled by the District Court for May 26, 1999 to address the administration of this case has been adjourned indefinitely.

    Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others. In the Cayuga Indian Nation of New York case, by order dated March 29, 1999, the United States District Court for the Northern District of New York appointed a federal settlement master. In October 1999, the District Court granted the Federal Government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. The damages phase of the trial of this case is underway. In the Canadian St. Regis Band of Mohawk Indians case, the United States District Court for the Northern District of New York has directed the parties to rebrief outstanding motions to dismiss brought by the defendants. The State filed its brief on July 1, 1999. The motions were argued in September 1999. No decision has been rendered on these motions. In Seneca Nation of Indians, by order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. The District court has set a trial date of October 17, 2000 for that portion of the case related to plaintiff's claim of ownership of the islands in the Niagara River.

PROPRIETARY SCHOOLS

    In an action unsealed in February, 1996, the relator claims, inter alia, that the State violated the Federal False Claims Act, 31 USC (S) 3729, et seq. (United States ex rel. Long v. SCS Business and Technical Institute, Inc., et al., United States District Court, District of Columbia). On March 29, 1999, the District of Columbia Circuit Court reversed a decision by the District Court and granted the State's motion to dismiss the action. The United States has petitioned for certiorari to the United States Supreme Court, which is holding the petition pending its decision in a similar case, U.S. ex rel. Stevens v. State of Vermont.

FOOD STAMP PROGRAM

    In an action commenced April 5, 1999 by New York and several other states against the Federal Government (State of Arizona, et al. v. Shalala, et al., United States District Court, District of Columbia), plaintiffs challenge a federal directive which requires state to change their method of allocating costs associated with the Food Stamp program. On July 29, 1999, plaintiffs moved for summary judgment. On September 23, 1999, defendant cross-moved for summary judgment. No date for argument of these motions has been set.

                                                                    APPENDIX C

                      DESCRIPTION OF SECURITIES RATINGS

    The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and FITCH IBCA, Inc. ("Fitch") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                          FOUR HIGHEST BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                          FOUR HIGHEST BOND RATINGS

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      DESCRIPTION OF FITCH IBCA, INC.'S
             FOUR HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS

    When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

    Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+." The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    "+" OR "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.


        -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.


    Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                      RATINGS OF TAX-EXEMPT DEMAND BONDS

    S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+ /A-1+").

                      DESCRIPTION OF FITCH IBCA, INC.'S
             TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS

    A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                     TWO HIGHEST SHORT-TERM DEBT RATINGS

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.


A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

TAXABLE EQUIVALENT YIELD TABLES

RATES FOR 2000 UNDER FEDERAL PERSONAL AND CALIFORNIA STATE INCOME TAX LAW

If you are subject to income tax, you need to earn a higher taxable yield to achieve the same after-tax income, than you would if the yield were tax-exempt. The following tables show the approximate taxable yields which are equivalent to tax-exempt yields under 2000 federal personal income tax laws, and under the California State personal income tax laws described in the tables. If tax laws, rates or brackets are changed, the information in the table would be out of date. CitiFunds California Tax Free Income Portfolio expects that a substantial portion of its dividends will be exempt from federal personal income taxes. CitiFunds California Tax Free Income Portfolio also expects that a substantial portion of its dividends will be exempt from California personal income taxes. However, in reviewing the tables below, you should remember that the Fund may also pay dividends which are subject to federal, state and local personal income taxes.


FEDERAL TAX RATES


              Taxable Income*                  Income                             Federal Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
     Single 2000            Joint 2000        Bracket     2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  -------------------- ----------   ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
      $0 - $ 26,250           $0 - $ 43,850    15.0%     2.35%   2.94%   3.53%   4.12%  4.71%  5.29%  5.88%  6.47%   7.06%    7.65%
$ 26,251 - $ 63,550     $ 43,851 - $105,950    28.0%     2.78%   3.47%   4.17%   4.88%  5.56%  6.25%  6.94%  7.64%   8.33%    9.03%
$ 63,551 - $132,600     $105,951 - $161,450    31.0%     2.90%   3.62%   4.35%   5.07%  5.80%  6.52%  7.25%  7.97%   8.70%    9.42%
$132,601 - $288,350     $161,451 - $288,350    36.0%     3.13%   3.91%   4.69%   5.47%  6.25%  7.03%  7.81%  8.59%   9.38%   10.16%
$288,351 & Over         $288,351 & Over        39.6%     3.31%   4.14%   4.97%   5.79%  6.62%  7.45%  8.28%  9.11%   9.93%   10.76%


* Net amount subject to Federal personal income tax after deductions and exemptions.

CALIFORNIA TAX RATES

              Taxable Income*                  Income                           California Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
   Single 1999***         Joint 1999***      Bracket**    2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ----------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
      $0 - $ 26,250                            17.85%    2.43%   3.04%   3.65%   4.26%  4.87%  5.48%  6.09%   6.70%   7.30%   7.91%
                              $0 - $ 43,850    17.40%    2.42%   3.03%   3.63%   4.24%  4.84%  5.45%  6.05%   6.66%   7.26%   7.87%
$ 26,251 - $ 63,550                            34.45%    3.05%   3.81%   4.58%   5.34%  6.10%  6.86%  7.63%   8.39%   9.15%   9.92%
                        $ 43,851 - $105,950    34.06%    3.03%   3.79%   4.55%   5.31%  6.07%  6.82%  7.58%   8.34%   9.10%   9.86%
$ 63,551 - $132,600     $105,951 - $161,450    37.42%    3.20%   3.99%   4.79%   5.59%  6.39%  7.19%  7.99%   8.79%   9.59%  10.39%
$132,601 - $288,350     $161,451 - $288,350    41.95%    3.45%   4.31%   5.17%   6.03%  6.89%  7.75%  8.61%   9.47%  10.34%  11.20%
$288,351 & Over         $288,351 & Over        45.22%    3.65%   4.56%   5.48%   6.39%  7.30%  8.21%  9.13%  10.04%  10.95%  11.87%

  * Net amount subject to Federal and California personal income tax after deductions and exemptions.
 ** Effective combined federal and state tax bracket.
*** State rate based on the average state rate for the federal tax bracket. Combined Federal and California rate assumes itemization of state tax deduction. California tax rates are based on 1999 information since at this time 2000 information is not available.

TAXABLE EQUIVALENT YIELD TABLE


RATES FOR 2000 UNDER FEDERAL PERSONAL INCOME TAX LAW

If you are subject to income tax, you need to earn a higher taxable yield to achieve the same after-tax income, than you would if the yield were tax-exempt. The following table shows the approximate taxable yields which are equivalent to tax-exempt yields under 2000 federal personal income tax laws. If tax laws, rates or brackets are changed, the information in the table would be out of date. CitiFunds National Tax Free Income Portfolio expects that a substantial portion of its dividends will be exempt from federal personal income taxes. However, in reviewing the table below, you should remember that CitiFunds National Tax Free Income Portfolio may also pay dividends which are subject to federal, state and local personal income taxes.


FEDERAL TAX RATES



              Taxable Income*                  Income                             Federal Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
     Single 2000            Joint 2000        Bracket     2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  -------------------- ----------   ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
      $0 - $ 26,250           $0 - $ 43,850    15.0%     2.35%   2.94%   3.53%   4.12%  4.71%  5.29%  5.88%  6.47%   7.06%    7.65%
$ 26,251 - $ 63,550     $ 43,851 - $105,950    28.0%     2.78%   3.47%   4.17%   4.88%  5.56%  6.25%  6.94%  7.64%   8.33%    9.03%
$ 63,551 - $132,600     $105,951 - $161,450    31.0%     2.90%   3.62%   4.35%   5.07%  5.80%  6.52%  7.25%  7.97%   8.70%    9.42%
$132,601 - $288,350     $161,451 - $288,350    36.0%     3.13%   3.91%   4.69%   5.47%  6.25%  7.03%  7.81%  8.59%   9.38%   10.16%
$288,351 & Over         $288,351 & Over        39.6%     3.31%   4.14%   4.97%   5.79%  6.62%  7.45%  8.28%  9.11%   9.93%   10.76%


* Net amount subject to Federal personal income tax after deductions and exemptions.

TAXABLE EQUIVALENT YIELD TABLES


RATES FOR 2000 UNDER FEDERAL PERSONAL, NEW YORK STATE AND NEW YORK CITY INCOME TAX LAW

If you are subject to income tax, you need to earn a higher taxable yield to achieve the same after-tax income, than you would if the yield were tax-exempt. The following tables show the approximate taxable yields which are equivalent to tax-exempt yields under 2000 federal personal income tax laws, and under the New York State and New York City personal income tax laws described in the tables. If tax laws, rates or brackets are changed, the information in the table would be out of date. CitiFunds New York Tax Free Income Portfolio expects that a substantial portion of its dividends will be exempt from federal personal income taxes. Similarly, CitiFunds New York Tax Free Income Portfolio expects a substantial portion of the dividends it pays will be exempt from New York State and New York City personal income taxes. However, in reviewing the tables below, you should remember that the Fund may also pay dividends which are subject to federal, state and local personal income taxes.


FEDERAL TAX RATES



              Taxable Income*                  Income                             Federal Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
     Single 2000            Joint 2000        Bracket     2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  -------------------- ----------   ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
      $0 - $ 26,250           $0 - $ 43,850    15.0%     2.35%   2.94%   3.53%   4.12%  4.71%  5.29%  5.88%  6.47%   7.06%    7.65%
$ 26,251 - $ 63,550     $ 43,851 - $105,950    28.0%     2.78%   3.47%   4.17%   4.88%  5.56%  6.25%  6.94%  7.64%   8.33%    9.03%
$ 63,551 - $132,600     $105,951 - $161,450    31.0%     2.90%   3.62%   4.35%   5.07%  5.80%  6.52%  7.25%  7.97%   8.70%    9.42%
$132,601 - $288,350     $161,451 - $288,350    36.0%     3.13%   3.91%   4.69%   5.47%  6.25%  7.03%  7.81%  8.59%   9.38%   10.16%
$288,351 & Over         $288,351 & Over        39.6%     3.31%   4.14%   4.97%   5.79%  6.62%  7.45%  8.28%  9.11%   9.93%   10.76%

* Net amount subject to Federal personal income tax after deductions and exemptions.


NEW YORK STATE TAX RATES

              Taxable Income*                  Income                            New York Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
    Single 2000**         Joint 2000***      Bracket**    2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ----------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
      $0 - $ 26,250                            19.54%    2.48%   3.11%   3.73%   4.35%  4.97%  5.59%  6.21%   6.83%   7.45%   8.08%
                              $0 - $ 43,850    19.28%    2.48%   3.10%   3.72%   4.33%  4.95%  5.57%  6.19%   6.81%   7.43%   8.05%
$ 26,251 - $ 63,550     $ 43,851 - $105,950    32.93%    2.98%   3.73%   4.47%   5.22%  5.96%  6.71%  7.45%   8.20%   8.95%   9.69%
$ 63,551 - $132,600     $105,951 - $161,450    35.73%    3.11%   3.89%   4.67%   5.45%  6.22%  7.00%  7.78%   8.56%   9.34%  10.11%
$132,601 - $288,350     $161,451 - $288,350    40.38%    3.35%   4.19%   5.03%   5.87%  6.71%  7.55%  8.39%   9.23%  10.06%  10.90%
$288,351 & Over         $288,351 & Over        43.74%    3.55%   4.44%   5.33%   6.22%  7.11%  8.00%  8.89%   9.78%  10.66%  11.55%


  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined federal and state tax bracket.
*** State rate based on the average state rate for the federal tax bracket. Combined Federal and New York rate assumes itemization of state tax deduction.

NEW YORK STATE AND CITY TAX RATES


              Taxable Income*                  Income                          New York City Tax-Exempt Yield
-------------------------------------------     Tax      --------------------------------------------------------------------------
   Single 2000****        Joint 2000****     Bracket**    2.0%    2.5%    3.0%   3.5%   4.0%   4.5%   5.0%    5.5%    6.0%    6.5%
---------------------  --------------------  ----------  ------  ------  ------  -----  -----  -----  -----  ------  ------  ------
      $0 - $ 26,250                            22.40%    2.58%   3.22%   3.87%   4.51%  5.16%  5.80%  6.44%   7.09%   7.73%   8.38%
                          $0 - $ 43,850        22.13%    2.57%   3.21%   3.85%   4.49%  5.14%  5.78%  6.42%   7.06%   7.71%   8.35%
$ 26,251 - $ 63,550                            35.63%    3.11%   3.89%   4.66%   5.44%  6.22%  6.99%  7.77%   8.55%   9.33%  10.10%
                        $ 43,851 - $105,950    35.62%    3.11%   3.89%   4.66%   5.44%  6.22%  6.99%  7.77%   8.55%   9.32%  10.10%
$ 63,551 - $132,600     $105,951 - $161,450    38.37%    3.25%   4.06%   4.67%   5.68%  6.49%  7.30%  8.11%   6.92%   9.74%  10.55%
$132,601 - $288,350     $161,451 - $288,350    42.83%    3.50%   4.37%   5.25%   6.12%  7.00%  7.87%  8.75%   9.62%  10.50%  11.37%
$288,351 & Over         $288,351 & Over        46.05%    3.71%   4.63%   5.56%   6.49%  7.41%  8.34%  9.27%  10.19%  11.12%  12.05%


   * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
  ** Effective combined federal, state and city tax bracket.
**** State rate based on the average state rate for the federal tax bracket. City rate based on the average city rate for the federal tax bracket. Combined Federal, New York State and New York City rate assumes itemization of state tax deduction.

                                     PART C


Item 23. Exhibits.

            Exhibits

            * a(1)       Declaration of Trust of the Registrant
            * a(2)       Amendments to the Registrant's Declaration of Trust
           ** a(3)       Establishment and Designation of Series of the
                         Registrant
            * b(1)       Amended and Restated By-Laws of the Registrant
            * b(2)       Amendments to Amended and Restated By-Laws of the
                         Registrant
           ** d(1)       Management Agreement between the Registrant and
                         Citibank, N.A., as manager to CitiFunds New York Tax
                         Free Income Portfolio
           ** d(2)       Management Agreement between the Registrant and
                         Citibank, N.A., as manager to CitiFunds National Tax
                         Free Income Portfolio
           ** d(3)       Management Agreement between the Registrant and
                         Citibank, N.A., as manager to CitiFunds California Tax
                         Free Income Portfolio (the "California Fund")
         **** e(1)       Amended and Restated Distribution Agreement between
                         the Registrant and CFBDS, Inc. ("CFBDS"), as
                         distributor with respect to Class A shares
         **** e(2)       Distribution Agreement between the Registrant and
                         CFBDS, as distributor with respect to Class B shares
            * g(1)       Custodian Contract between the Registrant and State
                         Street Bank and Trust Company ("State Street"), as
                         custodian
           ** g(2)       Letter agreement adding the California Fund to the
                         Custodian Contract with State Street
           ** h(1)       Sub-Administrative Services Agreement between
                         Citibank, N.A. and CFBDS
           ** h(2)       Letter agreement adding the California Fund to the
                         Sub-Administrative Services Agreement between
                         Citibank, N.A. and CFBDS
            * h(3)       Transfer Agency and Service Agreement between the
                         Registrant and State Street, as transfer agent
           ** h(4)       Letter agreement adding the California Fund to the
                         Transfer Agency and Service Agreement with State
                         Street
          *** i          Opinion and consent of counsel
              j          Independent auditors' consent
         **** m(1)       Amended and Restated Service Plan of the Registrant
                         for Class A shares
         **** m(2)       Service Plan of the Registrant for Class B shares
         **** o          Multiple Class Plan of the Registrant
  * and ***** p          Powers of Attorney for the Registrant
              q(1)       Code of Ethics of the Registrant
              q(2)       Code of Ethics of CFBDS
---------------------
    * Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 20, 1998.
   ** Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on October 30, 1998.
  *** Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on December 8, 1998.
 **** Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on February 16, 1999.
***** Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on April 16, 1999.


Item 24.  Persons Controlled by or under Common Control with Registrant.

      Not applicable.

Item 25.  Indemnification.

      Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A; (b) Section 6 of the Distribution Agreements between the Registrant and CFBDS, filed as Exhibits to Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

      The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 26.  Business and Other Connections of Investment Adviser.

Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, which is, in turn, a wholly-owned subsidiary of Citigroup Inc. Citibank also serves as investment adviser to the following registered investment companies (or series thereof):
Asset Allocation Portfolios (Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio and Foreign Bond Portfolio), The Premium Portfolios (U.S. Fixed Income Portfolio, High Yield Portfolio, Balanced Portfolio, Large Cap Growth Portfolio, International Equity Portfolio, Government Income Portfolio and Small Cap Growth Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, CitiFundsSM Multi-State Tax Free Trust (CitiFundsSM California Tax Free Reserves, CitiFundsSM New York Tax Free Reserves and CitiFundsSM Connecticut Tax Free Reserves), CitiFundsSM Institutional Trust (CitiFundsSM Institutional Cash Reserves) and Variable Annuity Portfolios (CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth, CitiSelect(R) VIP Folio 500 Growth Plus and CitiFundsSM Small Cap Growth VIP Portfolio). Citibank and its affiliates manage assets in excess of $327 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

      Victor J. Menezes is the Chairman and a Director of Citibank. William R. Rhodes and H. Onno Ruding are Vice Chairmen and Directors of Citibank. The other Directors of Citibank are Paul J. Collins, Vice Chairman of Citigroup Inc. and Robert I. Lipp, Chairman and Chief Executive Officer of The Travelers Insurance Group Inc. and of Travelers Property Casualty Corp.

      The following persons have the affiliations indicated:

Paul J. Collins              Director, Kimberly-Clark Corporation
                             Director, Nokia Corporation

Robert I. Lipp               Chairman, Chief Executive Officer and
                             President, Travelers Property Casualty Corp.

William R. Rhodes            Director, Private Export Funding Corporation
                             Director, Conoco, Inc.

H. Onno Ruding               Supervisory Director, Amsterdamsch Trustees
                              Cantoor B.V.
                             Director, Pechiney S.A.
                             Advisory Director, Unilever NV and Unilever PLC
                             Director, Corning Incorporated


Item 27.  Principal Underwriters.

         (a) CFBDS, the Registrant's Distributor, is also the distributor for CitiFunds(SM) International Growth & Income Portfolio, CitiFunds(SM) International Growth Portfolio, CitiFunds(SM) U.S. Treasury Reserves, CitiFunds(SM) Cash Reserves, CitiFunds(SM) Premium U.S. Treasury Reserves, CitiFunds(SM) Premium Liquid Reserves, CitiFunds(SM) Institutional U.S. Treasury Reserves, CitiFunds(SM) Institutional Liquid Reserves, CitiFunds(SM) Institutional Cash Reserves, CitiFunds(SM) Tax Free Reserves, CitiFunds(SM) Institutional Tax Free Reserves, CitiFunds(SM) California Tax Free Reserves, CitiFunds(SM) Connecticut Tax Free Reserves, CitiFunds(SM) New York Tax Free Reserves, CitiFunds(SM) Intermediate Income Portfolio, CitiFunds(SM) Short-Term U.S. Government Income Portfolio, CitiFunds(SM) New York Tax Free Income Portfolio, CitiFunds(SM) National Tax Free Income Portfolio, CitiFunds(SM) California Tax Free Income Portfolio, CitiFunds(SM) Small Cap Value Portfolio, CitiFunds(SM) Growth & Income Portfolio, CitiFunds(SM) Large Cap Growth Portfolio, CitiFunds(SM) Small Cap Growth Portfolio, CitiFunds(SM) Balanced Portfolio, CitiSelect(R) Folio 100 Income, CitiSelect(R) Folio 200 Conservative, CitiSelect(R) Folio 300 Balanced, CitiSelect Folio 400 Growth, CitiSelect(R) Folio 500 Growth Plus, CitiSelect(R) VIP Folio 200 Conservative, CitiSelect(R) VIP Folio 300 Balanced, CitiSelect(R) VIP Folio 400 Growth, CitiSelect(R) VIP Folio 500 Growth Plus and CitiFunds(SM) Small Cap Growth VIP Portfolio. CFBDS is also the placement agent for Large Cap Value Portfolio, Small Cap Value Portfolio, International Portfolio, Foreign Bond Portfolio, Intermediate Income Portfolio, Short-Term Portfolio, Growth & Income Portfolio, U.S. Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Growth Portfolio, International Equity Portfolio, Balanced Portfolio, Government Income Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio. CFBDS also serves as the distributor for the following funds: The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Fund UL for Variable Annuities, The Travelers Fund UL II for Variable Annuities, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities, Small Cap Fund, Government Fund, Growth Fund, Growth and Income Fund, International Equity Fund, Mid Cap Fund, Municipal Bond Fund, Select Small Cap Portfolio, Select Government Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio, Select Mid Cap Portfolio, Balanced Investments, Emerging Markets Equity Investments, Government Money Investments, High Yield Investments, Intermediate Fixed Income Investments, International Equity Investments, International Fixed Income Investments, Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Long-Term Bond Investments, Mortgage Backed Investments, Municipal Bond Investments, S&P Index Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, Multi-Sector Fixed Income Investments, Multi-Strategy Market Neutral Investments, Appreciation Portfolio, Diversified Strategic Income Portfolio, Emerging Growth Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth & Income Portfolio, Intermediate High Grade Portfolio, International Equity Portfolio, Money Market Portfolio, Total Return Portfolio, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Balanced Portfolio, Conservative Portfolio, Growth Portfolio, High Growth Portfolio, Income Portfolio, Global Portfolio, Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio, Select Income Portfolio, Concert Social Awareness Fund, Smith Barney Large Cap Blend Fund, Smith Barney Fundamental Value Fund Inc., Large Cap Value Fund, Short-Term High Grade Bond Fund, U.S. Government Securities Fund, Smith Barney Balanced Fund, Smith Barney Convertible Fund, Smith Barney Diversified Strategic Income Fund, Smith Barney Exchange Reserve Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund, Smith Barney Premium Total Return Fund, Smith Barney Total Return Bond Fund, Cash Portfolio, Government Portfolio, Municipal Portfolio, Concert Peachtree Growth Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund, Smith Barney Mid Cap Blend Fund, Smith Barney EAFE Index Fund, Smith Barney US 5000 Index Fund, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Cash Portfolio, Government Portfolio, Retirement Portfolio, California Money Market Portfolio, Florida Portfolio, Georgia Portfolio, Limited Term Portfolio, National Portfolio, Massachusetts Money Market Portfolio, New York Money Market Portfolio, New York Portfolio, Pennsylvania Portfolio, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Natural Resources Fund Inc., Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund, Smith Barney Technology Fund, Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Zeros Plus Emerging Growth Series 2000, Smith Barney Security and Growth Fund, Smith Barney Small Cap Blend Fund, Inc., Smith Barney Telecommunications Income Fund, Income and Growth Portfolio, Reserve Account Portfolio, U.S. Government/High Quality Securities Portfolio, Emerging Markets Portfolio, European Portfolio, Global Government Bond Portfolio, International Equity Portfolio, Pacific Portfolio, AIM Capital Appreciation Portfolio, Smith Aggressive Growth Portfolio, Smith Mid Cap Portfolio, Alliance Growth Portfolio, INVESCO Global Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Capitalization Growth Portfolio, Smith Barney Money Market Portfolio, Smith Barney Pacific Basin Portfolio, Travelers Managed Income Portfolio, Van Kampen Enterprise Portfolio, Centurion U.S. Equity Fund, Centurion International Equity Fund, Centurion U.S. Contra Fund, Centurion International Contra Fund, Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund, Global Dimensions Fund L.P., Citicorp Private Equity L.P., AIM V.I. Capital Appreciation Fund, AIM V.I. Government Series Fund, AIM V.I. Growth Fund, AIM V.I. International Equity Fund, AIM V.I. Value Fund, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Equity Income Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP II Contrafund Portfolio, Fidelity VIP II Index 500 Portfolio, MFS World Government Series, MFS Money Market Series, MFS Bond Series, MFS Total Return Series, MFS Research Series, MFS Emerging Growth Series, Salomon Brothers Institutional Money Market Fund, Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers International Equity Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Large Cap Growth Fund, Salomon Brothers Balanced Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Capital Fund Inc, Salomon Brothers Investors Value Fund Inc, Salomon Brothers Opportunity Fund Inc, Salomon Brothers Institutional High Yield Bond Fund, Salomon Brothers Institutional Emerging Markets Debt Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, Salomon Brothers Variable Asia Growth Fund, and Salomon Brothers Variable Small Cap Fund.

      (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form BD filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

      (c) Not applicable.


Item 28.  Location of Accounts and Records.

      The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

   NAME                                       ADDRESS

   CFBDS, Inc.                                21 Milk Street, 5th Floor
   (administrator and distributor)            Boston, MA 02109

   State Street Bank and Trust Company        1776 Heritage Drive
   (custodian and transfer agent)             North Quincy, MA 02171

   Citibank, N.A.                             153 East 53rd Street
   (investment manager)                       New York, NY 10043


Item 29.  Management Services.

      Not applicable.

Item 30.  Undertakings.

      Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 28th day of April, 2000.

                                    CITIFUNDS TAX FREE INCOME TRUST

                                    By: Philip W. Coolidge
                                        --------------------------------
                                        Philip W. Coolidge, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated below on April 28, 2000.

             Signature                              Title
             ---------                              -----

   Philip W. Coolidge                President, Principal Executive
----------------------------         Officer and Trustee
   Philip W. Coolidge

   Linwood C. Downs                  Principal Financial Officer and
----------------------------         Principal Accounting Officer
   Linwood C. Downs

   Elliott J. Berv*                  Trustee
----------------------------
   Elliott J. Berv

   Mark T. Finn*                     Trustee
----------------------------
   Mark T. Finn

   Riley C. Gilley*                  Trustee
----------------------------
   Riley C. Gilley

   Diana R. Harrington*              Trustee
----------------------------
   Diana R. Harrington

   Susan B. Kerley*                  Trustee
----------------------------
   Susan B. Kerley

   Heath B. McLendon*                Trustee
----------------------------
   Heath B. McLendon

   C. Oscar Morong, Jr.*             Trustee
----------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*              Trustee
----------------------------
   Walter E. Robb, III

   E. Kirby Warren*                  Trustee
----------------------------
   E. Kirby Warren

*By: Philip W. Coolidge
     ------------------------
     Philip W. Coolidge
     Executed by Philip W. Coolidge
     on behalf of those indicated
     pursuant to Powers of Attorney.

                                  EXHIBIT INDEX



              Exhibit
              No.:       Description:
              -------    ------------

              j          Independent auditors' consent
              q(1)       Code of Ethics of the Registrant
              q(2)       Code of Ethics of CFBDS